  As filed with the Securities and Exchange Commission on August 27, 1999


                                                    1933 Act File No. 33-37615
                                                    1940 Act File No. 811-6174

 ==============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 18


                                       AND

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 22


                           MFS(R) INSTITUTIONAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  Approximate Date of Proposed Public Offering:
  It is proposed that this filing will become effective (check appropriate box)


|_| immediately upon filing pursuant to paragraph (b)

|_| on [date] pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(i)

|X| on October 28, 1999 pursuant to paragraph (a)(i)

|_| 75 days after filing pursuant to paragraph (a)(ii)
|_| on [date] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

===============================================================================

                                                      --------------------------
                                                      MFS(R) INSTITUTIONAL TRUST
                                                      --------------------------
                                                      NOVEMBER 1, 1999


                                                                    PROSPECTUS
-------------------------------------------------------------------------------


This Prospectus describes each of the 10 funds of the MFS Institutional Trust (referred to as the Trust):

 1. MFS INSTITUTIONAL CORE FIXED INCOME FUND seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital (referred to as the Core Fixed Income Fund).

 2. MFS INSTITUTIONAL GLOBAL FIXED INCOME FUND seeks income and capital appreciation (referred to as the Global Fund).

 3. MFS INSTITUTIONAL HIGH YIELD FUND seeks high current income (referred to as the High Yield Fund).

 4. MFS INSTITUTIONAL EMERGING MARKETS DEBT FUND seeks total return (high current income and long-term growth of capital) (referred to as the Emerging Markets Fund).

 5. MFS INSTITUTIONAL CORE EQUITY FUND seeks long-term growth of capital generally consistent with that of a diversified large cap portfolio and income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") (referred to as the Core Equity Fund).

 6. MFS INSTITUTIONAL RESEARCH FUND seeks long-term growth of capital (referred to as the Research Fund).

 7. MFS INSTITUTIONAL LARGE CAP GROWTH FUND seeks long-term growth of capital (referred to as the Large Cap Fund).

 8. MFS INSTITUTIONAL MID CAP GROWTH FUND seeks long-term growth of capital (referred to as the Mid Cap Fund).

 9. MFS INSTITUTIONAL EMERGING EQUITIES FUND seeks long-term growth of capital (referred to as the Emerging Equities Fund).

10. MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND seeks long-term growth of capital (referred to as the International Equity Fund).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

---------------------
  TABLE OF CONTENTS
---------------------
                                                                          Page


I       Expense Summary ..............................................     1
II      Risk Return Summary ..........................................     2
         1. Core Fixed Income Fund ...................................     2
         2. Global Fund ..............................................     5
         3. High Yield Fund ..........................................     9
         4. Emerging Markets Fund ....................................    11
         5. Core Equity Fund .........................................    14
         6. Research Fund ............................................    16
         7. Large Cap Fund ...........................................    18
         8. Mid Cap Fund .............................................    20
         9. Emerging Equities Fund ...................................    23
        10. International Equity Fund ................................    26
III     Certain Investment Strategies and Risks ......................    29
IV      Management of the Funds ......................................    30
V       Description of Shares ........................................    32
VI      How to Purchase, Exchange and Redeem Shares ..................    32
VII     Other Information ............................................    34
VIII    Financial Highlights .........................................    36
        Appendix A -- Investment Techniques and Practices ............   A-1

----------------------
  I  EXPENSE SUMMARY
----------------------


o   EXPENSE TABLE


    This table describes the expenses that you may pay when you hold shares of the funds.

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ........................................................................................................
                                                CORE
                                               FIXED                       HIGH         EMERGING       CORE
                                               INCOME        GLOBAL        YIELD         MARKETS      EQUITY
                                                FUND          FUND         FUND          FUND         FUND
                                               ------        ------        ------       --------      ------
    Management Fee .........................   0.45 %        0.65 %        0.50 %        0.85 %        0.60 %
    Other Expenses .........................   0.15 %        0.46 %        4.36 %        1.78 %        0.80 %
                                               -----         -----         -----         -----         -----
    Total Annual Fund Operating Expenses ...   0.60 %        1.11 %        4.86 %        2.63 %        1.40 %
        Fee Waiver/Expense Reimbursement ...  (0.10)%(1)    (0.44)%(1)    (4.18)%(1)    (1.32)%(1)    (0.74)%(1)
                                               -----         -----         -----         -----         -----
        Net Expenses(2) ....................   0.50 %        0.67 %        0.68 %        1.31 %        0.66 %
                                                            LARGE          MID         EMERGING   INTERNATIONAL
                                              RESEARCH       CAP           CAP         EQUITIES      EQUITY
                                                FUND         FUND          FUND          FUND         FUND
                                              --------      -----                      --------   -------------
    Management Fee .........................   0.60 %        0.75 %        0.60 %        0.75 %        0.75 %
    Other Expenses .........................   0.17 %        0.10 %        0.20 %        0.08 %        0.79 %
                                               ----          ----          ----          ----          ----
    Total Annual Fund Operating Expenses ...   0.77 %        0.85 %        0.80 %        0.83 %        1.54 %
        Fee Waiver/Expense Reimbursement ...  (0.11)%(1)     0.05 %(1)     N/A           N/A          (0.67)%(1)
                                               ----          ----          ----          ----          ----
        Net Expenses(2) ....................   0.66 %        0.80 %        0.80 %        0.83 %        0.87 %

    ----------
    (1) MFS has contractually agreed to bear these funds' expenses, subject to reimbursement in the case of the Emerging Markets Fund, such that "Other Expenses", after taking into account the expense offset arrangement described below, do not exceed 0.15% for the High Yield Fund, 0.40% for the Emerging
        Markets Fund, 0.10% for the International Equity Fund, 0.00% for the Global Fund and 0.05% for each remaining fund. These contractual fee arrangements will continue until at least November 1, 2000, unless changed with the consent of the board of trustees which oversees the funds.
    (2) Each fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain funds, and would equal:
        Core Fixed Income Fund, [ ]%, Global Fund, 0.65%, High Yield Fund, 0.65%, Emerging Markets Fund,
        1.25%, Core Equity Fund, 0.65%, Research Fund, 0.65%, Large Cap Fund, [ ]%, Mid Cap Fund, [ ]%,
        Emerging Equities Fund, [ ]%, International Equities Fund, 0.85%.

o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;


    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                       PERIOD
                                 -----------------------------------------------
    SERIES                        1 YEAR       3 YEARS      5 YEARS     10 YEARS
    ----------------------------------------------------------------------------
    Core Fixed Income Fund        $  51       $   182         N/A          N/A
    Global Fund                      68           309       $  569       $1,312
    High Yield Fund                  69         1,085        2,103        4,661
    Emerging Markets Fund           133           692        1,277        2,866
    Core Equity Fund                 67           370          695        1,616
    Research Fund                    67           235          417          944
    Large Cap Fund                   82           266         N/A          N/A
    Mid Cap Fund                     80           237          392          769
    Emerging Equities Fund           85           265          460        1,025
    International Equities Fund      89           421          776        1,777

---------------------------
  II  RISK RETURN SUMMARY
---------------------------

    INVESTMENT STRATEGIES WHICH ARE COMMON TO ALL FUNDS ARE DESCRIBED UNDER THE CAPTION "CERTAIN INVESTMENT STRATEGIES AND RISKS."

    1:  CORE FIXED INCOME FUND
    ...........................................................................

o   INVESTMENT OBJECTIVES
    The fund's main investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital. The fund's objectives may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES
    The fund invests, under normal market conditions, at least 90% of its total assets in the following fixed income securities:

    o Corporate bonds, which are bonds or other debt obligations issued by domestic or foreign (including emerging market) corporations or other similar entities;

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities; and

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.

      While the fund may purchase corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds), it focuses on investment grade bonds. These bonds are rated in the higher rating categories by credit rating agencies or are unrated and considered by Massachusetts Financial Services Company (referred to as MFS or the adviser) to be comparable in quality.

      The fund may also invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

      The fund may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o Futures and forward contracts;

    o Options on futures contracts, foreign currencies, securities and bond indices;

    o Structured notes and indexed securities; and

    o Swaps, caps, floors and collars.

o   PRINCIPAL RISKS
    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objectives, that are not described here.

    The principal risks of investing in the fund are:

    o Allocation Risk: The fund will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Lower Rated Bonds Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Mortgage-Backed and Asset-Backed Securities Risk:

        > Maturity Risk:

            + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                > When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                > When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + Collateralized Mortgage Obligations: The fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o Foreign Securities: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

        > All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

        > The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

    o Derivatives Risk:

        > Hedging Risk: When a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

        > Correlation Risk: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

        > Investment Risk: When the fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The fund is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

        > Availability Risk: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

        > Credit Risk: When the fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table are not included because the fund had not commenced operations as of June 30, 1999.

    2:  GLOBAL FUND
    ...........................................................................

o   INVESTMENT OBJECTIVE
    The fund's investment objective is to provide income and capital appreciation. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES
    The fund invests, under normal market conditions, at least 80% of its total assets in global fixed income securities. These may include:

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities;

    o Foreign government securities, which are bonds or other debt obligations issued by foreign governments, including emerging market governments; these foreign government securities are either:

        > Issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities;

        > Interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities; or

        > Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries;

    o Corporate bonds, which are bonds or other debt obligations issued by domestic or foreign (including emerging market) corporations or other similar entities; the fund may invest in:

        > Investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to higher rated bonds;

        > Lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds; and

        > Crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit rating (thereby crossing over into investment grade bonds); and

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.

      Under normal market conditions, the fund invests in at least three countries, one of which may be the U.S.

      The fund is non-diversified. This means that the fund may invest a relatively high percentage of its assets in a small number of issuers. The fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

      The fund may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates or indices. Derivatives include:

    o Futures and forward contracts;

    o Options on futures contracts, foreign currencies, securities and bond indices;

    o Structured notes and indexed securities; and

    o Swaps, caps, floors and collars.

o   PRINCIPAL RISKS
    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

        > All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

        > The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

    o Non-Diversified Status Risk: Because the fund may invest a higher percentage of its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Concentration Risk: Because the fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

    o Allocation Risk: The fund will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Junk Bond Risk:

        > Higher Credit Risk: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Mortgage and Asset-Backed Securities:

        > Maturity Risk:

            + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                > When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                > When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + Collateralized Mortgage Obligations: The fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        > Credit Risk: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o Derivatives Risk:

        > Hedging Risk: When a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

        > Correlation Risk: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

        > Investment Risk: When the fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The fund is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

        > Availability Risk: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

        > Credit Risk: When the fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Active or Frequent Trading Risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which could increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE
    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART
    The bar chart shows changes in the annual total returns of the fund's shares for each calendar year since they were first offered, assuming the reinvestment of distributions.

               1993                       16.99%
               1994                       -5.06%
               1995                       15.49%
               1996                        4.78%
               1997                       -0.40%
               1998                       15.94%

    The total return for the year-to-date period ended June 30, 1999, was (6.77)%. During the period shown in the bar chart the highest quarterly return was 10.39% (for the calendar quarter ended September 30, 1998) and the lowest quarterly return was (5.69)% (for the calendar quarter ended March 31, 1994).

    PERFORMANCE TABLE
    This table shows how the average annual total returns of the fund's shares compares to a broad measure of market performance and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ............................................................................
                                                     1 Year     5 Years    Life
    Global Fund                                      15.94%      5.82%    6.57%*
    Salomon Brothers World Government Bond Index+**
    Average global income fund++

    ------
     * "Life" refers to the period from the commencement of the fund's investment operations, September 30, 1992, through December 31, 1998.
     + Source: [        ].
    ++ Source: Lipper Analytical Services, Inc.
    ** The Salomon Brothers World Government Bond Index is a broad-based, unmanaged index consisting of complete universes of government bonds with remaining maturities of at least five years.

    3:  HIGH YIELD FUND
    ...........................................................................

o   INVESTMENT OBJECTIVE
    The fund's investment objective is to seek high current income. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES
    The fund invests, under normal market conditions, at least 80% of its total assets in a professionally managed portfoio of high income fixed income securities. While the fund may invest in fixed income securities with any credit rating, the securities offering the high current income sought by the fund generally are lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

      While the fund focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt securities. The fund may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

      Consistent with its objective and policies, the fund may also invest in equity securities, including common stock and related securities, such as preferred stock, convertible securities and depositary receipts. Convertible securities are debt obligations or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.

o   PRINCIPAL RISKS
    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Allocation Risk: The fund will allocate its investments among fixed income markets based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Junk Bond Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

        > All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

        > The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table are not included because the fund did not have a full calendar year of operations on December 31, 1998.

    4:  EMERGING MARKETS FUND
    ...........................................................................

o   INVESTMENT OBJECTIVE
    The fund's investment objective is total return (high current income and long-term growth of capital). The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES
    The fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities of government, government-related, supranational and corporate issuers located, or primarily conducting their business, in emerging market countries. Emerging market countries include any country determined to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. While the fund may invest up to 25% of its assets in securities of a single issuer, the fund expects to maintain investments, under normal market conditions, in at least five countries outside of the U.S. The fund's investments may include securities traded in the over-the-counter markets. The fund may invest in fixed income securities that have stated maturities ranging from overnight to 30 years.

    The fund invests in the following types of foreign securities:

    o Fixed income securities of foreign companies (primarily companies in emerging market countries);

    o Fixed income securities issued by foreign governments, (primarily emerging market governments); these foreign government securities are either:

        > Issued or guaranteed as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities; or

        > Interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities;

        > Debt obligations issued by supranational organizations such as the Asian Development Bank and the Inter-American Development Bank, among others; and

        > Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

      Emerging market fixed income securities generally are rated in the lower rating categories of recognized rating agencies and are commonly known as junk bonds. The fund may invest up to 100% of its net assets in these lower rated securities.

      Until such time as the net assets of the fund reach $10 million, the fund intends to invest, under normal market conditions, at least 65% of its total assets in the fixed income securities listed above, and in forward foreign currency exchange contracts. The fund intends to enter into forward contracts as an alternate method of gaining exposure to certain emerging markets, and expects to achieve a similar benefit from entering into a forward contract denominated in a country's currency as from the purchase of an emerging market debt security.

      The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in a small number of issuers.

      In selecting fixed income investments for the fund, MFS pursues a disciplined, research-intensive investment process that seeks to limit risk and enhance returns via superior country and security selection in the context of a globally diversified portfolio. The investment process includes: the evaluation of global financial and macroeconomic factors and their impact on the asset class; assessments of economic, financial and political developments; examination of the creditworthiness of various regions and individual countries; and utilization of quantitative tools and models to assist in relative value determinations, portfolio construction, and forecasting. MFS does not rely on credit ratings or outside research in making security selections, but rather performs its own independent research and credit analysis.

o   PRINCIPAL RISKS
    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

        > All of the risks of investing in foreign securities are heightened by investing in emerging market countries.

        > The markets of emerging market countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

    o Concentration Risk: The fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

    o Non-Diversified Status Risk: Because the fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Lower Rated Bonds Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Active or Frequent Trading Risk: The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE
    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART
    The bar chart shows changes in the annual total returns of the fund shares for each calendar year since they were first offered, assuming the reinvestment of distributions.

               1996                     20.43%
               1997                      9.52%
               1998                     -7.06%

    The total return for the year-to-date period ended June 30, 1999, was 10.02%. During the period shown in the bar chart, the highest quarterly return was 10.12% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (17.31)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE
    This table shows how the average annual total returns of the fund's shares compares to one or more broad measures of market performance and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ...........................................................................

                                                   1 Year                 Life
    Emerging Markets Fund                          (7.06)%               7.62%*
    50% Morgan Emerging Local Markets/50%
    Emerging Market Bond Index Plus+**                                        #
    J.P. Morgan Emerging Local Markets Index++**                              #

    ------
     * "Life" refers to the period from the commencement of the fund's investment operations, August 7, 1995, through December 31, 1998.
     # "Life" refers to the period from August 31, 1995 through December 31,
       1998.
     + Source: [        ]
    ++ Source: [        ]
    ** The Morgan Emerging Local Markets is a broad-based, unmanaged index
       consisting of [    ]. The Emerging Market Bond Index is a broad-based,
       unmanaged index consisting of [    ].

    5:  CORE EQUITY FUND
    ...........................................................................

o   INVESTMENT OBJECTIVES
    The fund's investment objective is to provide long-term growth of capital generally consistent with that of a diversified large cap portfolio and income equal to approximately 90% of the dividend yield of the S&P 500. The fund's objective may be modified without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES
    The fund invests at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of large well-established companies similar to those found in the S&P 500. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. The fund focuses on companies that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

      The fund may invest in foreign securities through which it may have exposure to foreign currencies.

o   PRINCIPAL RISKS
    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objectives, that are not described here.

    The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE
    The bar chart and performance table are not included because the fund did not have a full calendar year of operations on December 31, 1998.

    6:  RESEARCH FUND
    ...........................................................................

o   INVESTMENT OBJECTIVE
    The fund's investment objective is long-term growth of capital. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES
    The fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The fund focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The fund may invest in companies of any size. The fund's investments may include securities traded on securities exchanges or in the over-the-counter markets.

      A committee of investment research analysts selects portfolio securities for the fund. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign advisory affiliates. The committee allocates the fund's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the fund's investment objective within their assigned industry responsibility.

      The fund may also invest in foreign securities, through which it may have exposure to foreign currencies.

o   PRINCIPAL RISKS
    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

    o Foreign Markets Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE
    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART
    The bar chart shows changes in the annual total returns of the fund shares for each calendar year since they were first offered, assuming the reinvestment of distributions.

               1997                       20.78%
               1998                       23.98%

    The total return for the year-to-date period ended June 30, 1999, was 9.13%. During the period shown in the bar chart, the highest quarterly return was 22.50% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (14.63)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE
    This table shows how the average annual total returns of the fund's shares compares to a broad measure of market performance and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ...........................................................................

                                                    1 Year                Life
    Research Fund                                    23.98%             19.97%*
    S&P 500**+                                                               #
    Average growth fund++                                                    #

    ------
     * "Life" refers to the period from the commencement of the fund's investment operations, May 20, 1996, through December 31, 1998.
     # "Life" refers to the period May 31, 1996 through December 31, 1998.
     + Source: [    ].
    ++ Source: Lipper Analytical Services, Inc.
    ** The S&P 500 is a broad-based, popular, unmanaged index commonly used to measure common stock total return performance. It is composed of 500 widely held common stocks listed on the NYSE, AMEX, and OTC market.

    7:  LARGE CAP FUND
    ...........................................................................

o   INVESTMENT OBJECTIVE
    The fund's investment objective is long-term growth of capital. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES
    The fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies with large market capitalizations which MFS believes have above-average growth potential. Large market capitalization companies are defined by the fund as companies with market capitalizations equaling or exceeding $5 billion at the time of the fund's investment. Companies whose market capitalization falls below $5 billion after purchase continue to be considered large-capitalization companies for purposes of the fund's 80% investment policy. The fund's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

      MFS looks particularly for companies which demonstrate:

    o A strong franchise, strong cash flows and a recurring revenue stream;

    o A solid industry position, where there is:

        > Potential for high profit margins;

        > Substantial barriers to new entry in the industry;

    o A strong management team with a clearly defined strategy; and

    o A catalyst that may accelerate growth.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

      The fund may invest in foreign securities (including emerging market securities) through which it may have exposure to foreign currencies.

o   PRINCIPAL RISKS
    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Growth Companies Risk: Prices of growth company securities held by the fund may fall to a greater extent than the overall equity markets (e.g., as represented by the S&P 500) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Over-the-Counter Risk: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

        > All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

        > The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE
    The bar chart and performance table are not included because the fund had not commenced operations as of June 30, 1999.

    8:  MID CAP FUND
    ...........................................................................

o   INVESTMENT OBJECTIVE
    The fund's investment objective is long-term growth of capital. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES
    The fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations which MFS believes have above-average growth potential.

    Medium market capitalization companies are defined by the fund as companies with market capitalizations falling within the range of the Russell Midcap(TM) Growth Index at the time of the fund's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall outside the range of the Russell Midcap Growth Index after purchase continue to be considered medium-capitalization companies for purposes of the fund's 80% investment policy. The fund's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

    The fund may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

o   PRINCIPAL RISKS
    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Mid-Cap Growth Company Risk: Prices of growth company securities held by the fund may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the S&P 500). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

    o Over-the-Counter Risk: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

        > All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

        > The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

    o Active or Frequent Trading Risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which could increase your tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE
    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART
    The bar chart shows changes in the annual total returns of the fund's shares for each calendar year since they were first offered, assuming the reinvestment of distributions.

               1996                           10.42%
               1997                           24.69%
               1998                           20.74%

    The total return for the year-to-date period ended June 30, 1999, was 18.31%. During the period shown in the bar chart the highest quarterly return was 25.02% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (17.49%) (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE
    This table shows how the average annual total returns of the fund shares compares to one or more broad measures of market performance and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ...........................................................................

                                               1 Year                     Life
    Mid Cap Fund                                20.74%                  18.68%*
    Russell Mid-Cap Growth Index+**                                           #
    Average mid cap fund++                                                    #

    ------
     * "Life" refers to the period from the commencement of the fund's investment operations, December 28, 1995, through December 31, 1998.
     # "Life" refers to the period from December 31, 1995, through December
       31, 1998.
     + Source: [        ].
    ++ Source: Lipper Analytical Services, Inc.
    ** The Russell 2000 Mid-Cap Growth Index is a broad-based, unmanaged index
       consisting of [        ].

    9:  EMERGING EQUITIES FUND
    ...........................................................................

o   INVESTMENT OBJECTIVE
    The fund's investment objective is long-term growth of capital. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES
    The fund invests, under normal market conditions, at least 80% of its total assets in equity securities of emerging growth companies with small or medium sized market capitalizations. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are early in their life cycle but have the potential to become major enterprises. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. Emerging growth companies in which the fund invests will generally have annual gross revenues ranging from $10 million to $1 billion. The fund's investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter markets.

      The fund has adopted the following policy which may not be changed without shareholder approval: while the Fund will invest primarily in common stocks, the Fund may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

o   PRINCIPAL RISKS
    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Emerging Growth Companies Risk: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

        > Have limited product lines, markets and financial resources.

        > Are dependent on management by one or a few key individuals.

        > Have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Over-the-Counter Risk: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE
    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART
    The bar chart shows changes in the annual total returns of the fund shares for each calendar year since they were first offered, assuming the reinvestment of distributions.

               1994                           14.16%
               1995                           43.77%
               1996                           19.52%
               1997                           22.95%
               1998                           13.69%

    The total return for the year-to-date period ended June 30, 1999, was 6.68%. During the period shown in the bar chart the highest quarterly return was 22.67% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (20.00)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE
    This table shows how the average annual total returns of the fund shares compares to one or more broad measures of market performance and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ...........................................................................

                                          1 Year        5 Years           Life
    Emerging Equities Fund                 13.69%         22.35%        25.20%*
    Russell 2000 Total Return Index+**                                        #
    Russell 2000 Growth Index++***                                            #
    Average small cap fund+++                                                 #

    ------
      * "Life" refers to the period from the commencement of the fund's investment operations, June 16, 1993 through December 31, 1998.
      # "Life" refers to the period from June 30, 1993 through December 31,
        1998.
      + Source: [        ].
     ++ Source: [        ].
    +++ Source: Lipper Analytical Services, Inc.
     ** The Russell 2000 Total Return Index is a broad-based, unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the NYSE, AMEX, and NASDAQ.
    *** The Russell 2000 Growth Index is a broad-based, unmanaged index
        consisting of [        ].

    10:  INTERNATIONAL EQUITY FUND
    ...........................................................................

o   INVESTMENT OBJECTIVE
    The fund's investment objective is long-term growth of capital. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES
    The fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging market) issuers. Under normal market conditions, the fund invests in at least five different countries, one of which may be the U.S.

      A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods or services performed in the country, or (d) has 50% or more of its assets in the country.

      The fund focuses on foreign companies that MFS believes have above average growth potential. MFS looks particularly for companies which demonstrate:

    o A strong franchise, strong cash flows and a recurring revenue stream.

    o A solid industry position, where there is:

        > Potential for high profit margins; and

        > Substantial barriers to new entry in the industry;

    o A strong management team with a clearly defined strategy; and

    o A catalyst that may accelerate growth.

      The fund's investments may include securities traded in the over-the-counter markets.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

o   PRINCIPAL RISKS OF AN INVESTMENT
    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

        > All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

        > The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

    o Concentration: The fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

    o Growth Companies Risk: This is the risk that the prices of growth company securities held by the fund will fall to a greater extent than the overall equity markets (e.g., as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Over-the-Counter Risk: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

    o Active or Frequent Trading Risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which could increase your tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE
    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART
    The bar chart shows changes in the annual total returns of the fund shares for each calendar year since they were first offered, assuming the reinvestment of distributions.

               1997                           10.82%
               1998                            9.28%

    The total return for the year-to-date period ended June 30, 1999, was 4.79%. During the period shown in the bar chart, the highest quarterly return was 15.97% (for the calendar quarter ended March 31, 1998) and the lowest quarterly return was (16.28)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE
    This table shows how the average annual total returns of the fund shares compares to a broad measure of market performance and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ...........................................................................

                                                   1 Year                 Life
    International Equity Fund                        9.28%              12.94%*
    Morgan Stanley Capital International (MSCI)
    Europe, Australia, Far East (EAFE) Index+**                               #
    Average international fund++

    ------
     * "Life" refers to the period from the commencement of the fund's investment operations, January 30, 1996, through December 31, 1998.
     # "Life" refers to the period from January 31, 1996, through December 31,
       1998.
     + Source: [        ].
    ++ Source: Lipper Analytical Services, Inc.
    ** The Morgan Stanley Capital International (MSCI) EAFE (Europe,
       Australia, Far East) Index is a broad-based, unmanaged, market-capitalization-weighted total return index which measures the performance of the same developed-country global stock markets included in the MSCI World Index, but excluding the United States, Canada, and the South African mining component.

-----------------------------------------------
  III CERTAIN INVESTMENT STRATEGIES AND RISKS
-----------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS
    Each fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (please see back cover for address and telephone number).

o   TEMPORARY DEFENSIVE POLICIES
    In addition, each fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

o   ACTIVE OR FREQUENT TRADING
    Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

--------------------------------------------------------------------------------
  IV  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

o   INVESTMENT ADVISER
    MFS is the funds' investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of
    the MFS organization were approximately $[     ] billion on behalf of
    approximately [   ] million investor accounts as of September 30, 1999. As
    of such date, the MFS organization managed approximately $[    ] billion
    of net assets in equity funds and equity portfolios and $[    ] billion of
    net assets in fixed income funds and fixed income portfolios.
    Approximately $    billion of the assets managed by MFS are invested in
    securities of foreign issuers and foreign denominated securities of U.S. issuers. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to each fund, including portfolio management and trade execution. For these services, each fund pays MFS an annual management fee. The effective rate of the management fee paid by each fund to MFS is reflected in the "Expense Table."

o   PORTFOLIO MANAGERS

              FUND                           PORTFOLIO MANAGERS
              ----                           ------------------
    Core Fixed Income Fund      Geoffrey L. Kurinsky, a Senior Vice President of
                                the adviser, has been the fund's portfolio manager since January 1, 1996. Mr. Kurinsky has been employed as a portfolio manager by the adviser since 1987. Peter C. Vaream, a Vice
                                President of the adviser, has been the fund's portfolio manager since January 1, 1996. Mr.
                                Vaream has been employed as a portfolio manager by the adviser since 1992.

    Global Fund                 Steven C. Bryant, a Senior Vice President of the
                                adviser, has been the fund's portfolio manager since January, 1998. Mr. Bryant has been employed as a portfolio manager by the adviser since 1987.

    High Yield Fund             Bernard Scozzafava, a Vice President of the
                                adviser, is the fund's portfolio manager. Mr.
                                Scozzafava has been employed as a portfolio manager by the adviser since 1989.

    Emerging Markets Fund       Matthew W. Ryan, a Vice President of the
                                advisers, is the portfolio manager of the fund.
                                Mr. Ryan has been employed as a portfolio manager with the adviser since April, 1997. From
                                July, 1993 to March, 1997, he worked as an economist with the U.S. Executive Director's
                                Office of the International Monetary Fund.

    Core Equity Fund            John D. Laupheimer, Jr., a Senior Vice President
                                of the adviser, has been the fund's portfolio manager since its inception. Mr. Laupheimer has been employed as a portfolio manager by the adviser since 1981.

    Research Fund               Various equity research analysts employed by the
                                adviser comprise a committee that manages the fund under the supervision of Alec D. Murray, the MFS Associate Director of Equity Research.
                                Mr. Murray has been employed as a portfolio manager by the adviser since 1993.

    Large Cap Fund              Stephen Pesek and S. Irfan Ali, Senior Vice
                                President and Vice President of the adviser, respectively, are the fund's portfolio managers.
                                Messrs. Pesek and Ali have been employed as portfolio managers by the adviser since 1993.

    Mid Cap Fund                Mark Regan, a Senior Vice President of the
                                adviser, has been the fund's portfolio manager since January 1, 1996. Mr. Regan has been employed as a portfolio manager by the adviser since 1993. John W. Ballen, the President and
                                Chief Investment Officer of the adviser, has provided oversight of the fund's management since June 16, 1993. Mr. Ballen has been employed as a portfolio manager by the adviser since 1984.

    Emerging Equities Fund      Brian E. Stack, a Senior Vice President of the
                                adviser, has been the fund's portfolio manager since August, 1995. Mr. Stack has been employed as a portfolio manager by the adviser since
                                1993. John W. Ballen, the President and Chief
                                Investment Officer of the adviser, has provided oversight of the fund's management since June
                                16, 1993. Mr. Ballen has been employed as a portfolio manager by the adviser since 1984.

    International Equity Fund   David R. Mannheim, a Senior Vice President
                                of the adviser, has been the fund's portfolio manager since January 30, 1996. Mr. Mannheim has been employed as a portfolio manager by the adviser since 1988.

o   ADMINISTRATOR
    MFS provides the funds with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the funds for a portion of the costs it incurs in providing these services.

o   SHAREHOLDER SERVICING AGENT
    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the funds, for which it is entitled to receive compensation from the funds.

---------------------------
  V DESCRIPTION OF SHARES
---------------------------

    Each fund is designed for sale to institutional investor clients of MFS and MFS Institutional Advisors, Inc. and other similar investors. Each fund offers a single class of shares, which are not subject to a sales charge or any Rule 12b-1 distribution and service fees.

--------------------------------------------------
  VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
--------------------------------------------------

    You may purchase, exchange and redeem shares of a fund in the manner described below.

o   HOW TO PURCHASE SHARES
    Shares may be purchased through MFD in cash or in-kind without a sales charge at their net asset value next computed after acceptance of the purchase order. The minimum initial investment is generally $3 million (generally $1 million in the case of purchases by bank trust departments for their clients). There is no minimum on additional investments.

    OPENING AN ACCOUNT: Payments by check should be made to the order of [insert name of fund] and sent to that particular fund as follows: MFS Service Center, Inc., P.O. Box 1400, Boston, MA 02107-9906. Payments of federal funds should be sent by wire to the custodian of the fund as follows: State Street Bank and Trust Company, Attn: Mutual Funds Division, for the account of: [Shareholder's name], Re: [insert name of fund] (Account No. 99034795) and Wire Number: [Assigned by telephone].

      Information on how to wire federal funds is available at any national bank or any state bank which is a member of the Federal Reserve System. Shareholders should also mail the completed Account Application to the MFSC.

      A shareholder must first telephone MFSC (see back cover for telephone number) to advise of its intended action and, if funds are to be wired, to obtain a wire order number.

    IN-KIND PURCHASES: Shares of each fund may be purchased with securities acceptable to that particular fund. A fund need not accept any security offered for an in-kind purchase unless it is consistent with that fund's investment objective, policies and restrictions and is otherwise acceptable to the fund. Securities accepted in-kind for shares will be valued in accordance with the fund's usual valuation procedures (see "Net Asset Value" below). Investors interested in making an in-kind purchase of fund shares must first telephone MFSC (see back cover for telephone number) to advise of its intended action and obtain instructions for an in-kind purchase.

o   HOW TO EXCHANGE SHARES
    You can exchange your shares for shares of any of the other funds described in this prospectus at net asset value by contacting MFSC (see back cover for telephone number). Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC in proper form (see "Redemptions" below). If an Exchange Request is being used to open a new account with any other funds described in this prospectus, the exchange must involve shares having an aggregate value of at least $3 million (generally $1 million in the case of purchases by bank trust departments for their clients).

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and market timing policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices." You should read the description of the fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

o   HOW TO REDEEM SHARES
    You may redeem your shares by contacting the MFSC. Redemptions may be in cash or, at the fund's discretion, by distribution in-kind of securities from a fund's portfolio. The securities distributed are selected by MFS in light of the fund's objective and may not represent a pro rata distribution of each security held in the fund's portfolio. In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, a fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

      Each fund reserves the right to redeem shares in your account for their then-current value (which you will be promptly paid) if at any time the total investment in the account drops below $500,000 because of redemptions and exchanges. You will be notified when the value of the account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

    REDEEMING DIRECTLY THROUGH MFSC.

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, each fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.

o   OTHER CONSIDERATIONS
    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. Each fund reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.

    EXCESSIVE TRADING PRACTICES. The funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm fund performance. As noted above, each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to a fund and its shareholders, a fund will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the fund, has been or may be disruptive to a fund. In making this judgment, a fund may consider trading done in multiple accounts under common ownership or control.

-------------------------
  VII OTHER INFORMATION
-------------------------

o   PRICING OF FUND SHARES
    The price of each fund's shares is based on its net asset value. The net asset value of each fund's shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). To determine net asset value, each fund values its assets at current market values, or, if current market values are unavailable, at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the fund. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

    Certain of the funds invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the series' shares.

o   DISTRIBUTIONS
    Each fund except the Core Fixed Income Fund and the High Yield Fund intends to declare and pay substantially all of its net investment income to its shareholders as dividends on an annual basis. The Core Fixed Income Fund intends to pay to its shareholders substantially all of its net investment income as dividends on a monthly basis. The High Yield Fund intends to declare daily and pay to its shareholders substantially all of its net investment income as dividends on a monthly basis. In determining the net investment income available for distributions, the Core Fixed Income Fund and the High Yield Fund each may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If a fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. A fund may make one or more distributions each year to its shareholders from any net long-term capital gains and one or more distributions from any net short-term capital gains. Each fund intends to distribute net premiums from options, if any, annually. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares. See "Information Concerning Shares of the Funds -- Tax Status" and "Shareholder Services -- Distribution Options" below.

o   TAX CONSIDERATIONS
    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as a fund qualifies for treatment as a regulated investment company (which each fund has in the past, and each fund intends to do in the future), it pays no federal income tax on the earnings and gains it distributes to its shareholders.

      You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Distributions derived from interest on U.S. Government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local income taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes.

      Distributions of capital gains by the High Yield Fund will reduce its net asset value per share, while all distributions from each other fund will reduce its net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      If you are neither a citizen nor a resident of the U.S., a fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate of 31% on dividends and redemption proceeds paid to any shareholder (including a shareholder who is nether a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or, in the case of dividends, who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read each fund's Account Application for additional information regarding backup withholding of federal income tax.

    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

o   UNIQUE NATURE OF SERIES
    MFS may serve as the investment adviser to other funds which have similar investment goals and principal investment policies and risks as the funds, and which may be managed by a fund's portfolio manager(s). While a fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a fund and these similar products, including differences in sales charges, expense ratios and cash flows.

o   YEAR 2000 READINESS DISCLOSURE
    A fund could be adversely affected if the computer systems used by MFS, the fund's other service providers or the companies in which the fund invests do not properly process date-related information from and after January 1, 2000 (the "Year 2000 Issue"). MFS recognizes the importance of the Year 2000 Issue and, to address Year 2000 readiness, created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management. The Office, with the help of external consultants, is responsible for overall coordination, strategy formulation, communications and issue resolution with respect to Year 2000 Issues. While MFS systems will be tested for Year 2000 readiness before the turn of the century, there are significant systems interdependencies in the domestic and foreign markets for securities, the business environments in which companies held by a fund operate and in MFS' own business environment. MFS has been working with the funds' other service providers to identify and respond to potential problems with respect to Year 2000 readiness and to develop contingency plans. Year 2000 readiness is also one of the factors considered by MFS in its ongoing assessment of companies in which a fund invests. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the funds.

-----------------------------
  VIII FINANCIAL HIGHLIGHTS
-----------------------------
    The financial highlights table is intended to help you understand a fund's financial performance for the past five years, or, if a fund has not been in operation that long, since the time it commenced investment operations. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions). This information has been audited by each fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's annual report to shareholders. A fund's annual report is available upon request by contacting MFSC (see back cover for address and phone number). These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Deloitte & Touche LLP.

    GLOBAL FUND
    ...............................................................................................................................
                                                                                    YEAR ENDED JUNE 30,
                                                       ----------------------------------------------------------------------------
                                                        1999              1998              1997            1996            1995
    -------------------------------------------------------------------------------------------------------------------------------
    PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
    Net asset value - beginning of period ..........    $  8.18          $  9.07           $  9.28         $ 10.13         $  9.64
                                                        -------          -------           -------         -------         -------
    Income from investment operations# -
      Net investment income(S) .....................    $  0.43          $  0.48           $  0.58         $  0.64         $  0.65
      Net realized and unrealized gain (loss) on
        investments and foreign currency ...........       0.08            (0.16)            (0.25)          (0.48)           0.70
                                                        -------          -------           -------         -------         -------
        Total from investment operations ...........    $  0.51          $  0.32           $  0.33         $  0.16         $  1.35
                                                        -------          -------           -------         -------         -------
    Less distributions declared to shareholders -
      From net investment income ...................    $  --            $ (1.10)          $ (0.54)        $ (0.48)        $ (0.23)
      From net realized gain on investments and
        foreign currency transactions ..............       --               --                --             (0.31)          (0.63)
      In excess of net realized gain on
        investments and foreign currency
        transactions ...............................       --               --                --             (0.22)           --
      From paid-in capital .........................       --              (0.11)             --              --              --
                                                        -------          -------           -------         -------         -------
        Total distributions declared to
          shareholders .............................    $  --            $ (1.21)          $ (0.54)        $ (1.01)        $ (0.86)
                                                        -------          -------           -------         -------         -------
    Net asset value - end of period ................    $  8.69          $  8.18           $  9.07         $  9.28         $ 10.13
                                                        =======          =======           =======         =======         =======
    Total return ...................................      6.11%            3.70%             3.40%           1.51%          15.10%
    RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
      Expenses## ...................................      0.67%            0.65%             0.65%           0.65%           0.72%
      Net investment income ........................      4.86%            5.51%             6.09%           6.52%           6.66%
    PORTFOLIO TURNOVER .............................       275%             413%              365%            425%            279%
    NET ASSETS AT END OF PERIOD (000 OMITTED) ......    $14,907          $26,016           $53,517         $62,807         $76,078

    (S) The investment adviser voluntarily agreed to maintain the expenses of the fund, excluding management fee, at not more than
        0% of average daily net assets. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:
          Net investment income ...................    $  0.39           $  0.45           $  0.55         $  0.61         $  0.61
          RATIOS (TO AVERAGE NET ASSETS):
            Expenses## ............................      1.11%             1.01%             0.97%           0.95%           1.14%
            Net investment income .................      4.42%             5.17%             5.78%           6.22%           6.23%
      # Per share data are based on average shares outstanding.
     ## For fiscal years ending after September 1, 1995, the fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.

    HIGH YIELD FUND
    ...........................................................................
                                                                  PERIOD ENDED
                                                                JUNE 30, 1999*
    ---------------------------------------------------------------------------
    PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):
    Net asset value - beginning of period .........................    $10.00
                                                                       ------
    Income from investment operations# -
      Net investment income(S) ....................................    $ 0.50
      Net realized and unrealized loss on investments and foreign
        currency ..................................................     (0.16)
                                                                       ------
        Total from investment operations ..........................    $ 0.34
                                                                       ------
    Less distributions declared to shareholders from net investment
      income ......................................................    $(0.41)
                                                                       ------
    Net asset value - end of period ...............................    $ 9.93
                                                                       ======
    Total return ..................................................     3.41%++
    RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
      Expenses## ..................................................     0.67%+
      Net investment income .......................................     8.43%+
    PORTFOLIO TURNOVER ............................................       24%
    NET ASSETS AT END OF PERIOD (000 OMITTED) .....................    $2,067
    (S) The investment adviser agreed to maintain the expenses of the fund, exclusive of management fee, at not more than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
          Net investment income ..................................     $ 0.25
          RATIOS (TO AVERAGE NET ASSETS)
            Expenses## ...........................................      4.86%+
            Net investment income ................................      4.24%+
      * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
      + Annualized.
     ++ Not annualized.
      # Per share data are based on average shares outstanding.
     ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.

    EMERGING MARKETS FUND
    ...................................................................................................................
                                                                                YEAR ENDED JUNE 30,
                                                              ---------------------------------------------------------
                                                                1999             1998             1997            1996*
    -------------------------------------------------------------------------------------------------------------------
    PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
    Net asset value - beginning of period ..................   $10.86           $11.94           $10.88           $10.00
                                                               ------           ------           ------           ------
    Income from investment operations# -
      Net investment income(S) .............................   $ 0.84           $ 0.73           $ 0.94           $ 0.70
      Net realized and unrealized gain (loss) on
        investments and foreign currency ...................    (0.93)           (0.56)            1.41             0.56
                                                               ------           ------           ------           ------
          Total from investment operations .................   $(0.09)          $ 0.17           $ 2.35           $ 1.26
                                                               ------           ------           ------           ------
    Less distributions declared to shareholders -
      From net investment income ...........................   $(0.75)          $(0.40)          $(0.83)          $(0.38)
      From net realized gain on investments and foreign
        currency transactions ..............................     --              (0.83)           (0.46)            --
      In excess of net realized gain on investments and
        foreign currency transactions ......................    (0.06)           (0.02)            --               --
                                                               ------           ------           ------           ------
          Total distributions declared to shareholders .....   $(0.81)          $(1.25)          $(1.29)          $(0.38)
                                                               ------           ------           ------           ------
    Net asset value - end of period ........................   $ 9.96           $10.86           $11.94           $10.88
                                                               ======           ======           ======           ======
    Total return ...........................................    0.18%            1.67%           22.79%           12.93%++
    RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
      Expenses## ...........................................    1.31%            1.30%            1.29%            1.25%+
      Net investment income ................................    8.88%            6.46%            8.30%            7.59%+
    PORTFOLIO TURNOVER .....................................     399%             159%             473%             285%
    NET ASSETS AT END OF PERIOD (000 OMITTED) ..............   $3,570           $5,327           $5,326           $4,160
    (S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
          Net investment income ........................       $ 0.71           $ 0.66           $ 0.85           $ 0.43
          RATIOS (TO AVERAGE NET ASSETS):
            Expenses## .................................        2.63%            1.91%            2.07%            4.21%+
            Net investment income ......................        7.56%            5.86%            7.48%            4.63%+
      * For the period from the commencement of the fund's investment operations, August 7, 1995, through June 30, 1996.
      + Annualized.
     ++ Not annualized.
      # Per share data are based on average shares outstanding.
     ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

    CORE EQUITY FUND
    ...........................................................................
                                                                  PERIOD ENDED
                                                                JUNE 30, 1999*
    ---------------------------------------------------------------------------
    PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):
    Net asset value - beginning of period .........................     $10.00
                                                                        ------
    Income from investment operations# -
      Net investment income(S) ....................................     $ 0.04
      Net realized and unrealized gain on investments and foreign
        currency ..................................................       0.66
                                                                        ------
           Total from investment operations .......................     $ 0.70
                                                                        ------
    Net asset value - end of period ...............................     $10.70
                                                                        ======
    Total return ..................................................      7.00%++
    RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
      Expenses## ..................................................      0.66%+
      Net investment income .......................................      0.68%+
    PORTFOLIO TURNOVER ............................................        36%
    NET ASSETS AT END OF PERIOD (000 OMITTED) .....................    $12,781
    (S) The investment adviser voluntarily agreed to maintain the other expenses, exclusive of management fees, at not more than 0.05% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
          Net investment loss .....................................     $(0.01)
          RATIOS (TO AVERAGE NET ASSETS)
            Expenses## ............................................      1.40%+
            Net investment income .................................    (0.06)%+

      * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
      + Annualized.
     ++ Not annualized.
      # Per share data are based on average shares outstanding.
     ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.

    RESEARCH FUND
    ....................................................................................................................
                                                                         YEAR ENDED JUNE 30,
                                                              ----------------------------------------      PERIOD ENDED
                                                               1999              1998             1997    JUNE 30, 1996*
    --------------------------------------------------------------------------------------------------------------------
    PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
    Net asset value - beginning of period ..................   $14.76           $12.10           $ 9.78           $10.00
                                                               ------           ------           ------           ------
    Income from investment operations# -
      Net investment income(S) .............................   $ 0.05           $ 0.07           $ 0.06           $ 0.02
      Net realized and unrealized gain (loss) on
        investments and foreign currency ...................     1.99             3.07             2.29            (0.24)
                                                               ------           ------           ------           ------
          Total from investment operations .................   $ 2.04           $ 3.14           $ 2.35           $(0.22)
                                                               ------           ------           ------           ------
    Less distributions declared to shareholders -
      From net investment income ...........................   $(0.03)          $(0.05)          $(0.03)          $  --
      From net realized gain on investments and
        foreign currency transactions ......................    (0.50)           (0.43)            --                --
                                                               ------           ------           ------           ------
      Total distributions declared to shareholders .........   $(0.53)          $(0.48)          $(0.03)          $  --
                                                               ------           ------           ------           ------
    Net asset value - end of period ........................   $16.27           $14.76           $12.10           $ 9.78
                                                               ======           ======           ======           ======
    Total return ...........................................   14.12%           26.86%           24.12%          (2.20)%++
    RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
      Expenses## ...........................................    0.66%            0.65%            0.65%            0.65%+
      Net investment income ................................    0.37%            0.49%            0.56%            1.52%+
    PORTFOLIO TURNOVER .....................................      99%              73%              84%               6%
    NET ASSETS AT END OF PERIOD (000 OMITTED) ..............  $61,467         $100,377          $42,292          $22,779
    (S) The investment adviser voluntarily agreed to maintain the expenses of the fund, exclusive of management fee, at not more than 0.05% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
          Net investment income ............................   $ 0.04           $ 0.05           $ 0.03           $ --
          RATIOS (TO AVERAGE NET ASSETS):
            Expenses## .....................................    0.77%            0.76%            0.90%            2.03%+
            Net investment income ..........................    0.26%            0.38%            0.31%            0.14%+

      * For the period from the commencement of the fund's investment operations, May 21, 1996, through June 30, 1996.
      + Annualized.
     ++ Not annualized.
      # Per share data are based on average shares outstanding.
     ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.

    MID CAP FUND
    ....................................................................................................................
                                                                        YEAR ENDED JUNE 30,
                                                               ---------------------------------------      PERIOD ENDED
                                                                1999             1998             1997    JUNE 30, 1996*
    --------------------------------------------------------------------------------------------------------------------
    PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
    Net asset value - beginning of period ..................   $15.04           $12.25           $11.13           $10.00
                                                               ------           ------           ------           ------
    Income from investment operations# -
      Net investment loss(S) ...............................   $(0.01)          $(0.02)          $(0.00)**        $(0.01)
      Net realized and unrealized gain on investments
        and foreign currency ...............................     2.96             3.45             1.40             1.14
                                                               ------           ------           ------           ------
          Total from investment operations .................   $ 2.95           $ 3.43           $ 1.40           $ 1.13
                                                               ------           ------           ------           ------
    Less distributions declared to shareholders
      from net realized gain on investments and
      foreign currency transactions ........................   $(1.71)          $(0.64)          $(0.28)          $ --
                                                               ------           ------           ------           ------
    Net asset value - end of period ........................   $16.28           $15.04           $12.25           $11.13
                                                               ======           ======           ======           ======
    Total return ...........................................   22.05%           29.15%           12.80%           11.30%++
    RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
      Expenses## ...........................................    0.66%            0.66%            0.66%            0.70%+
      Net investment loss ..................................  (0.07)%          (0.17)%          (0.01)%          (0.25)%+
    PORTFOLIO TURNOVER .....................................     147%             143%             136%              33%
    NET ASSETS AT END OF PERIOD (000 OMITTED) ..............  $61,902          $48,936          $25,007           $8,149
    (S) The investment adviser voluntarily agreed to maintain the expenses of the fund, excluding management fees, at no more than 0.05% of average daily net assets effective May 3, 1996. During the period December 28, 1995 through
        May 2, 1996, the investment adviser agreed to maintain the expenses of the fund at no more than 0.75% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
          Net investment loss ..............................   $(0.03)          $(0.04)          $(0.04)          $(0.09)
          RATIOS (TO AVERAGE NET ASSETS):
            Expenses## .....................................    0.80%            0.83%            0.99%            2.59%+
            Net investment loss ............................  (0.21)%          (0.35)%          (0.34)%          (2.14)%+
      * For the period from the commencement of the fund's investment operations, December 28, 1995, through June 30, 1996.
     ** The per share amount was less than $0.01.
      + Annualized.
     ++ Not annualized.
      # Per share data are based on average shares outstanding.
    ##  The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangment.

    EMERGING EQUITIES FUND
    ..............................................................................................................................
                                                                                     YEAR ENDED JUNE 30,
                                                       ---------------------------------------------------------------------------
                                                        1999              1998              1997            1996            1995
   -------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
   Net asset value - beginning of period ..........    $ 22.95           $ 21.45           $ 21.17         $ 16.42         $ 11.75
                                                       -------           -------           -------         -------         -------
   Income from investment operations# -
     Net investment loss(S) .......................    $ (0.08)          $ (0.08)          $ (0.04)        $ (0.04)        $ (0.03)
     Net realized and unrealized gain on
       investments and foreign currency ...........       0.98              4.54              3.42            6.55            5.04
                                                       -------           -------           -------         -------         -------
       Total from investment operations ...........    $  0.90           $  4.46           $  3.38         $  6.51         $  5.01
                                                       -------           -------           -------         -------         -------
   Less distributions declared to
     shareholders from net realized gain
     on investments and foreign currency
     transactions .................................    $ (1.65)          $ (2.96)          $ (3.10)        $ (1.76)        $ (0.34)
                                                       -------           -------           -------         -------         -------
       Total distributions declared to
         shareholders .............................    $ (1.65)          $ (2.96)          $ (3.10)        $ (1.76)        $ (0.34)
                                                       -------           -------           -------         -------         -------
   Net asset value - end of period ................    $ 22.20           $ 22.95           $ 21.45         $ 21.17         $ 16.42
                                                       =======           =======           =======         =======         =======
   Total return ...................................      4.69%            23.51%            18.49%          41.37%          43.21%
   RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
     Expenses## ...................................      0.79%             0.76%             0.75%           0.75%           0.75%
     Net investment loss ..........................    (0.41)%           (0.36)%           (0.22)%         (0.22)%         (0.19)%
   PORTFOLIO TURNOVER .............................        78%               80%               96%             97%             86%
   NET ASSETS AT END OF PERIOD (000 OMITTED) ......   $444,822          $502,393          $383,637        $259,362        $107,019
    (S) The investment adviser voluntarily agreed to maintain the expenses of the fund at not more than   % of the
        average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
          Net investment loss .....................    $ (0.09)          $ (0.10)          $ (0.06)        $ (0.06)        $ (0.07)
          RATIOS (TO AVERAGE NET ASSETS):
            Expenses## ............................       0.83%             0.83%             0.84%           0.87%           0.98%
            Net investment loss ...................     (0.45)%           (0.44)%           (0.31)%         (0.34)%         (0.42)%
      # Per share data are based on average shares outstanding.
     ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. For fiscal years ending after September
        1, 1995, the fund's expenses are calculated without reduction for this expense offset arrangement.

    INTERNATIONAL EQUITY FUND
    ...................................................................................................................
                                                                         YEAR ENDED JUNE 30,
                                                              ----------------------------------------    PERIOD ENDED
                                                                1999             1998             1997    JUNE 30, 1996*
    --------------------------------------------------------------------------------------------------------------------
    PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
    Net asset value - beginning of period ..................   $13.88           $13.04           $10.96           $10.00
                                                               ------           ------           ------           ------
    Income from investment operations# -
      Net investment income(S) .............................   $ 0.15           $ 0.14           $ 0.23           $ 0.13
      Net realized and unrealized gain (loss) on
        investments and foreign currency ...................    (0.10)            1.12             2.23             0.83
                                                               ------           ------           ------           ------
        Total from investment operations ...................   $ 0.05           $ 1.26           $ 2.46           $ 0.96
                                                               ------           ------           ------           ------
    Less distributions declared to shareholders -
      From net investment income ...........................   $(0.22)          $(0.08)          $(0.13)          $ --
      From net realized gain on investments and
        foreign currency transactions ......................    (0.80)           (0.34)           (0.25)            --
                                                               ------           ------           ------           ------
        Total distributions declared to
          shareholders .....................................   $(1.02)          $(0.42)          $(0.38)          $ --
                                                               ------           ------           ------           ------
    Net asset value - end of period ........................   $12.91           $13.88           $13.04           $10.96
                                                               ======           ======           ======           ======
    Total return ...........................................    0.74%           10.13%           22.97%            9.60%++
    RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
      Expenses## ...........................................    0.87%            0.86%            0.87%            0.94%+
      Net investment income ................................    1.18%            1.08%            1.98%            2.46%+
    PORTFOLIO TURNOVER .....................................     109%              64%              76%              19%
    NET ASSETS AT END OF PERIOD (000 OMITTED) ..............   $7,667          $12,477          $10,688           $2,498

      * For the period from the commencement of the fund's investment operations, January 30, 1996, through June 30, 1996.
      + Annualized.
     ++ Not annualized.
      # Per share data are based on average shares outstanding.
     ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.
    (S) Effective May 3, 1996, the investment adviser voluntarily agreed to maintain the expenses of the fund, exclusive of management fee, at not more than 0.10% of average daily net assets. During the period January 30, 1996, through May 2, 1996, the investment adviser voluntarily agreed to maintain the expenses of the fund, exclusive of management fees, at not more than 0.20% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:
          Net investment income (loss) .....................   $ 0.06           $ 0.07           $ 0.10           $(0.08)
          RATIOS (TO AVERAGE NET ASSETS):
            Expenses## .....................................    1.54%            1.39%            2.01%            4.91%+
            Net investment income (loss) ...................    0.51%            0.55%            0.84%          (1.51)%+


--------------
  APPENDIX A
--------------

o   INVESTMENT TECHNIQUES AND PRACTICES


    In pursuing its investment objective, each fund may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of a fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS          x  permitted          -- not permitted
    --------------------------------------------------------------------------
                                            CORE
                                           FIXED                HIGH    EMERGING
                                           INCOME     GLOBAL    YIELD    MARKETS
                                            FUND       FUND      FUND      FUND
                                           ------     ------    ------    ------
    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage
          Obligations and Multiclass
          Pass-Through Securities             x         x         x         --
        Corporate Asset-Backed Securities     x         x         x         --
        Mortgage Pass-Through Securities      x         x         x         x
        Stripped Mortgage-Backed
          Securities                          x         --        --        --
      Corporate Securities                    x         x         x         x
      Loans and Other Direct Indebtedness     x         --        x         x
      Lower Rated Bonds                       x         x         x         x
      Municipal Bonds                         x         --        --        --
      Speculative Bonds                       x         x         x         x
      U.S. Government Securities              x         x         x         x
      Variable and Floating Rate
        Obligations                           x         x         x         x
      Zero Coupon Bonds, Deferred
        Interest Bonds and PIK Bonds          x         x         x         x
    Equity Securities                        --         x         x         --
      Foreign Securities Exposure
      Brady Bonds                             x         x         x         x
      Depositary Receipts                    --         x         --        x
      Dollar-Denominated Foreign Debt
        Securities                            x         x         --        x
      Emerging Markets                        x         x         x         x
      Foreign Securities                      x         x         x         x
    Forward Contracts                         x         x         x         x
    Futures Contracts                         x         x         x         x
    Indexed Securities/Structured
      Products                                x         x         x         x
    Inverse Floating Rate Obligations        --         --        --        --
    Investment in Other Investment Companies
      Open-End Funds                          x         --*       x         x
      Closed-End Funds                        x         x         x         x
    Lending of Portfolio Securities           x         x         x         x
    Leveraging Transactions
      Bank Borrowings                        --         --*       --        --
      Mortgage "Dollar-Roll" Transactions     x         --*       --        --
      Reverse Repurchase Agreements          --         --*       --        --
    Options
      Options on Foreign Currencies           x         x         --        x
      Options on Futures Contracts            x         x         --        x
      Options on Securities                  --         x         x         x
      Options on Stock Indices               --         x         x         x
      Reset Options                           x         x         --        x
      "Yield Curve" Options                   x         x         --        x
    Repurchase Agreements                     x         x         x         x
    Restricted Securities                     x         x         x         x
    Short Sales                              --         --*       x         --
    Short Sales Against the Box              --         --*       x         --
    Short Term Instruments                    x         x         x         x
    Swaps and Related Derivative
    Instruments                               x         x         x         x
    Temporary Borrowings                      x         x         x         x
    Temporary Defensive Positions             x         x         x         x
    Warrants                                  x         x         x         x
    "When-Issued" Securities                  x         x         x         x

    ----------
    *May only be changed with shareholder approval.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS          x  permitted          -- not permitted
    --------------------------------------------------------------------------
                                            CORE
                                           EQUITY   RESEARCH  LARGE CAP  MID CAP
                                            FUND      FUND       FUND      FUND
                                           ------    ------     ------    ------
    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage
          Obligations and Multiclass
          Pass-Through Securities            --         --        --        --
        Corporate Asset-Backed Securities    --         --        --        --
        Mortgage Pass-Through Securities     --         --        --        --
        Stripped Mortgage-Backed
          Securities                         --         --        --        --
      Corporate Securities                    x         x         x         x
      Loans and Other Direct Indebtedness    --         --        --        --
      Lower Rated Bonds                      --         x         x         x
      Municipal Bonds                        --         --        --        --
      Speculative Bonds                      --         x         x         x
      U.S. Government Securities             --         x         x         x
      Variable and Floating Rate
        Obligations                           x         x         x         x
      Zero Coupon Bonds, Deferred
        Interest Bonds and PIK Bonds          x         --        x         x
    Equity Securities                         x         x         x         x
    Foreign Securities Exposure
      Brady Bonds                            --         --        --        --
      Depositary Receipts                     x         x         x         x
      Dollar-Denominated Foreign Debt
        Securities                           --         x         --        --
      Emerging Markets                        x         x         x         x
      Foreign Securities                      x         x         x         x
    Forward Contracts                         x         x         x         x
    Futures Contracts                         x         --        x         x
    Indexed Securities/Structured
    Products                                 --         x         --        --
    Inverse Floating Rate Obligations        --         --        --        --
    Investment in Other Investment Companies
      Open-End Funds                          x         x         x         x
      Closed-End Funds                        x         x         x         x
    Lending of Portfolio Securities           x         x         x         x
    Leveraging Transactions
      Bank Borrowings                        --         --        --        --
      Mortgage "Dollar-Roll" Transactions    --         --        --        --
      Reverse Repurchase Agreements          --         --        --        --
    Options
      Options on Foreign Currencies           x         --        x         x
      Options on Futures Contracts            x         --        x         x
      Options on Securities                   x         --        x         x
      Options on Stock Indices                x         --        x         x
      Reset Options                          --         --        --        --
      "Yield Curve" Options                  --         --        --        --
    Repurchase Agreements                     x         x         x         x
    Restricted Securities                     x         x         x         x
    Short Sales                              --         --        x         x
    Short Sales Against the Box              --         --        x         x
    Short Term Instruments                    x         x         x         x
    Swaps and Related Derivative
    Instruments                              --         --        --        --
    Temporary Borrowings                      x         x         x         x
    Temporary Defensive Positions             x         x         x         x
    Warrants                                  x         x         x         x
    "When-Issued" Securities                  x         --        x         x
    ----------
    *May only be changed with shareholder approval.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS          x  permitted          -- not permitted
    --------------------------------------------------------------------------
                                                     EMERGING      INTERNATIONAL
                                                     EQUITIES         EQUITY
                                                       FUND            FUND
                                                      ------          ------
    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and
          Multiclass Pass-Through Securities            --              --
        Corporate Asset-Backed Securities               --               x
        Mortgage Pass-Through Securities                --              --
        Stripped Mortgage-Backed Securities             --              --
      Corporate Securities                              x                x
      Loans and Other Direct Indebtedness               --               x
      Lower Rated Bonds                                 --              --
      Municipal Bonds                                   --              --
      Speculative Bonds                                 x                x
      U.S. Government Securities                        x                x
      Variable and Floating Rate Obligations            x                x
      Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                   --              --
    Equity Securities                                   x                x
    Foreign Securities Exposure
      Brady Bonds                                       --              --
      Depositary Receipts                               x                x
      Dollar-Denominated Foreign Debt Securities        x               --
      Emerging Markets                                  x                x
      Foreign Securities                                x                x
    Forward Contracts                                   x                x
    Futures Contracts                                   x                x
    Indexed Securities/Structured Products              --              --
    Inverse Floating Rate Obligations                   --              --
    Investment in Other Investment Companies
      Open-End Funds                                    --*              x
      Closed-End Funds                                  x                x
    Lending of Portfolio Securities                     --*              x
    Leveraging Transactions
      Bank Borrowings                                   --*             --
      Mortgage "Dollar-Roll" Transactions               --*             --
      Reverse Repurchase Agreements                     --*             --
    Options
      Options on Foreign Currencies                     --               x
      Options on Futures Contracts                      x                x
      Options on Securities                             x                x
      Options on Stock Indices                          x                x
      Reset Options                                     --              --
      "Yield Curve" Options                             --              --
    Repurchase Agreements                               x                x
    Restricted Securities                               x                x
    Short Sales                                         --              --
    Short Sales Against the Box                         x                x
    Short Term Instruments                              x                x
    Swaps and Related Derivative
    Instruments                                         --              --
    Temporary Borrowings                                x                x
    Temporary Defensive Positions                       x                x
    Warrants                                            x                x
    "When-Issued" Securities                            --               x

    ----------
    *May only be changed with shareholder approval.

    MFS(R) INSTITUTIONAL TRUST

    If you want more information about the Trust and the funds, the following documents are available free upon request:

    ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the funds' actual investments. Annual reports discuss the effect of recent market conditions and the funds' investment strategy on the funds' performance during its last fiscal year.

    STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated November 1, 1999, provides more detailed information about the funds and is incorporated into this Prospectus by reference.

    YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY
    CONTACTING:

        MFS Service Center, Inc.
        2 Avenue de Lafayette
        Boston, MA 02111-1738
        Telephone: 1-800-637-2262
        Internet: http://www.mfs.com

    Information about the funds (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:


        Public Reference Room
        Securities and Exchange Commission
        Washington, D.C., 20549-6009


    Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds are available on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section at the above address.

        The Trust's Investment Company Act file number is 811-6174.

--------------------------
MFS(R) INSTITUTIONAL TRUST
--------------------------

NOVEMBER 1, 1999

[logo] M F S (R)                                        STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION
75 YEARS
WE INVENTED THE MUTUAL FUND(R)



MFS(R) INSTITUTIONAL TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated November 1, 1999, as supplemented from time to time. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

This SAI relates to the 10 Funds identified on page three hereof. Shares of these Funds are designed for sale to institutional investor clients of MFS and MFS Institutional Advisors, Inc., a wholly owned subsidiary of MFS, and other similar investors.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

  -----------------
  TABLE OF CONTENTS
  -----------------
                                                                          Page
I    Definitions ..................................................        3
II   Investment Techniques, Practices and Risks ...................        3
III  Investment Restrictions ......................................        3
IV   Management of the Funds ......................................        7
         Trustees .................................................        7
         Officers .................................................        7
         Trustees Compensation Table ..............................        9
         Investment Adviser .......................................       10
         Investment Advisory Agreement ............................       10
         Administrator ............................................       11
         Custodian ................................................       11
         Shareholder Servicing Agent ..............................       11
         Distributor ..............................................       12
V    Portfolio Transactions and Brokerage Commissions .............       12
VI   Tax Considerations ...........................................       13
VII  Net Income and Distributions .................................       15
VIII Determination of Net Asset Value .............................       15
IX   Performance Information ......................................       16
X    Descriptions of Shares, Voting Rights and Liabilities ........       18
XI   Independent Auditors and Financial Statements ................       18
     Appendix A -- Investment Techniques, Practices and Risks .....      A-1
     Appendix B -- Description of Bond Ratings ....................      B-1
     Appendix C -- Performance Quotation ..........................      C-1

I    DEFINITIONS


     "Trust" - MFS Institutional Trust, a Massachusetts business trust organized on September 13, 1990.

     "Core Fixed Income Fund" - MFS Institutional Core Fixed Income Fund, formerly known as MFS Institutional Core Plus Fixed Income Fund until its name was changed on October 16, 1997, a diversified series of the Trust.

     "Global Fund" - MFS Institutional Global Fixed Income Fund, formerly known as MFS Institutional Worldwide Fixed Income Fund until its name was changed on October 16, 1997, a non-diversified series of the Trust.


     "High Yield Fund" - MFS Institutional High Yield Fund, a diversified series of the Trust.


     "Emerging Markets Fund" - MFS Institutional Emerging Markets Debt Fund, formerly known as MFS Institutional Emerging Markets Income Fund until its name was changed on October 16, 1997, a non-diversified series of the Trust.


     "Core Equity Fund" - MFS Institutional Core Equity Fund, a diversified series of the Trust.


     "Research Fund" - MFS Institutional Research Fund, a diversified series of the Trust.

     "Large Cap Fund" - MFS Institutional Large Cap Growth Fund, a diversified series of the Trust.

     "Mid Cap Fund" - MFS Institutional Mid Cap Growth Fund, formerly known as MFS Institutional Mid-Cap Growth Equity Fund until its name was changed on October 16, 1997, a diversified series of the Trust.

     "Emerging Equities Fund" - MFS Institutional Emerging Equities Fund, a diversified series of the Trust.

     "International Equity Fund" - MFS Institutional International Equity Fund, a diversified series of the Trust.

     "Funds" - Core Fixed Income Fund, Global Fund, High Yield Fund, Emerging Markets Fund, Core Equity Fund, Research Fund, Large Cap Fund, Mid Cap Fund, Emerging Equities Fund and International Equity Fund.


     "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.


     "MFD" - MFS Fund Distributors, Inc., a Delaware Corporation.

     "Prospectus" - The Prospectus of the Funds, dated November 1, 1999, as amended or supplemented from time to time.


II   INVESTMENT TECHNIQUES, PRACTICES AND RISKS


     The investment objective and principal investment policies of each Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, a Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Appendix A to this SAI. The following percentage limitations (as a percentage of net assets) apply to these investment techniques and practices:


                                   PERCENTAGE LIMITATION
        INVESTMENT POLICY          (BASED ON NET ASSETS)
        -----------------          ---------------------

    1. CORE FIXED INCOME FUND
       Non-Dollar Denominated
         Non-Canadian
         Foreign Securities: ..........  Up to (but not including) 20%
       Emerging Markets: ............    5%
       Lower Rated Bonds: ...........   20%
       Securities Lending: ..........   30%
    2. GLOBAL FUND
       Foreign Securities: ..........  100%
       Emerging Market Securities: ..   25%
       Lower Rated Bonds: ...........   25%
       Securities Lending: ..........   30%
    3. HIGH YIELD FUND
       Foreign Securities, including
         emerging markets: ............   50%
       Lower Rated Bonds: ...........  100%
       Securities Lending: ..........   30%

    4. EMERGING MARKETS FUND
       Emerging Market Securities: ..  100%
       Lower Rated Bonds: ...........  100%
       Securities Lending: ..........   30%

    5. CORE EQUITY FUND
       Foreign Securities: ..........  10%
       Securities Lending: ..........   30%

    6. RESEARCH FUND
       Foreign Securities: ..........  up to (but not including) 20%
       Lower Rated Bonds: ...........   10%
       Securities Lending: ..........   30%

    7. LARGE CAP FUND
       Foreign Securities: ..........   25%
       Securities Lending: ..........   20%

    8. MID CAP FUND
       Foreign Securities: ..........  up to (but not including) 20%
       Lower Rated Bonds: ...........   10%
       Securities Lending: ..........   30%
    9. EMERGING EQUITIES FUND
       Foreign Securities: ..........   20%
   10. INTERNATIONAL EQUITY FUND
       Emerging Market Securities: ..   25%
       Securities Lending: ..........   30%

III  INVESTMENT RESTRICTIONS


     INVESTMENT RESTRICTIONS. The Trust on behalf of each Fund has adopted the following fundamental and non-fundamental investment restrictions. Fundamental restrictions cannot be changed without the approval of the holders of a majority of that Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of its outstanding shares, or (ii) 67% or more of its outstanding shares present at a meeting at which holders of more than 50% of its outstanding shares are represented in person or by proxy). Except for Investment Restriction (1) and each Funds' non-fundamental investment policy regarding investing in illiquid securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

     As fundamental policies, the Core Fixed Income Fund, the Emerging Markets Fund, the Research Fund, the Mid Cap Fund and the International Equity Fund each may not:

           (1) Borrow amounts in excess of 33 1/3% of its assets including amounts borrowed.

           (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

           (3) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currencies and any other type of option, and Futures Contracts) in the ordinary course of its business, each Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currencies and any other type of option, and Futures Contracts) acquired as a result of the ownership of securities.

           (4) Issue any senior securities except as permitted by the Securities Act of 1940 ("1940 Act"). For purposes of this restriction, collateral arrangements with respect to any type of option (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currencies), Forward Contracts, Futures Contracts and swap and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

           (5) Make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of a Fund's assets in repurchase agreements, shall not be considered the making of a loan.

           (6) Purchase any securities of an issuer of a particular industry if, as a result, 25% or more of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

    In addition, the Core Fixed Income Fund, the Emerging Markets Fund, the Research Fund, the Mid Cap Fund and the International Equity Fund have adopted the following non-fundamental policies which may be changed without shareholder approval. Each such Fund will not:

           (1) Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of a Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation.

           (2) Pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Foreign Currencies and Options on Stock Indices), Futures Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

           (3) Invest for the purpose of exercising control or management.

    As fundamental policies, the Emerging Equities Fund may not:

           (1) borrow amounts in excess of 5% of its gross assets, and then only as a temporary measure for extraordinary purposes, or pledge, mortgage or hypothecate an amount of its assets taken at market value which would exceed 15% of its gross assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to Options, Futures Contracts, Options on Futures Contracts, Forward Contracts, and payments of initial and variation margin in connection therewith are not considered a pledge of assets.

           (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

           (3) Concentrate investments in any particular industry, but if it is deemed appropriate for the attainment of the Fund's investment objective, up to 25% of the Fund's assets, at market value at the time of each investment, may be invested in any one industry.

           (4) Purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or mineral leases, commodities or commodity contracts (except for Options, Futures Contracts, Options on Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The Fund will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for Options, Futures Contracts, Options on Futures Contracts and Forward Contracts).

           (5) Make loans to other persons except that the Fund may enter into repurchase agreements. Not more than 15% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days. Subject to the limitation set forth in the policies below, the Fund may purchase a portion of an issue of debt securities of types commonly distributed to financial institutions. For these purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

           (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, other than U.S. Government securities.

           (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

           (8) Invest for the purpose of exercising control or management.

           (9) Purchase securities issued by any other registered investment company or registered investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any investment company or investment trust if such purchase at the time thereof would cause more than 10% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company.

           (10) Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

           (11) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin deposits in connection with Options, Futures Contracts, Options on Futures Contracts and Forward Contracts.

           (12) Sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

           (13) Issue any senior securities except as permitted by the 1940 Act.

    In addition, the Emerging Equities Fund has adopted the following non-fundamental investment policies which may be changed without shareholder approval. The Fund will not:

           (1) Invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers) unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, or repurchase agreements maturing in more than seven days, if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities or such repurchase agreements.

           (2) Invest up to but not including 20% of its total assets in foreign securities (excluding American Depositary Receipts);

           (3) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

    As fundamental policies, the Global Fund may not:

           (1) Borrow amounts in excess of 10% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate its assets (taken at market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets).

           (2) Underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

           (3) Invest more than 25% of the market value of its total assets in securities of issuers in any one industry.

           (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities (except gold, and then subject to a limit of 10% of its gross assets) or commodity contracts (except gold futures/forward contracts, Forward Contracts, Futures Contracts, Options, Options on Futures Contracts and Options on Foreign Currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

           (5) Make loans to other persons except through the lending of its portfolio securities in accordance with, and to the extent permitted by, its investment objective and policies and except through repurchase agreements. Not more than 15% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days. For these purposes the purchase of commercial paper or a portion of an issue of debt securities shall not be considered the making of a loan.

           (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the U.S. Government, any foreign government or any of their agencies or instrumentalities.

           (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

           (8) Invest for the purpose of exercising control or management.

           (9) Purchase securities issued by any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers, or more than 3% of the total outstanding voting securities of any closed-end investment company to be held by the Fund. The Fund shall not purchase securities issued by any open-end investment company;

           (10) Invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation.

           (11) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a partner, officer, Director or Trustee of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both.

           (12) Purchase any securities, gold or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transactions and except that the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, Options and Options on Foreign Currencies.

           (13) Sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

    In addition, the Global Fund has adopted the following non-fundamental investment policy which may be changed without shareholder approval. The Fund will not:

           (1) Invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for a specific security, if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities.

    As fundamental policies, the High Yield Fund, the Core Equity Fund and the Large Cap Fund each may not:

           (1) Borrow amounts from banks in excess of 33 1/3% of its total assets, including amounts borrowed.

           (2) Underwrite securities issued by other persons except insofar as a Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

           (3) Purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. Each Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities.

           (4) Issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), short sale, Forward Contracts, Futures Contracts, any other type of futures contracts, and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security.

           (5) Make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of a Fund's assets in repurchase agreements, shall not be considered the making of a loan.

           (6) Purchase any securities of an issuer of a particular industry, if as a result, 25% or more of its total assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

    In addition, the High Yield Fund, the Core Equity Fund and the Large Cap Fund each has the following non-fundamental policies which may be changed without shareholder approval. Each such Fund will not:

           (1) Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of a Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of a Fund's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation.

           (2) Invest for the purpose of exercising control or management.

           (3) Pledge, mortgage or hypothecate in excess of 33 1/3% of its total assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

IV   MANAGEMENT OF THE FUNDS
     The Board of Trustees of the Trust provided broad supervision over the affairs of each Fund. MFS is responsible for the investment management of each Fund's assets and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years (their titles may have varied during that period).

     TRUSTEES
     JEFFREY L. SHAMES,* Chairman and President (born 6/2/55) Massachusetts Financial Services Company, Chairman and Chief Executive Officer

     NELSON J. DARLING, JR. (born 12/27/20)
     Private Investor and Trustee
     Address: 27 School Street, Boston, Massachusetts

     WILLIAM R. GUTOW (born 9/27/41)
     Private Investor and Real Estate Consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman
     Address: 3102 Maple Avenue, #100, Dallas, Texas

     OFFICERS
     W. THOMAS LONDON,* Treasurer (born 3/1/44)
     Massachusetts Financial Services Company, Senior Vice President

     STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
     Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

     JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
     Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

     JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
     Massachusetts Financial Services Company, Senior Vice President

     ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
     Massachusetts Financial Services Company, Vice President (since September
     1996); Deloitte & Touche LLP, Senior Manager (until September 1996)

     MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
     Massachusetts Financial Services Company, Vice President (since March
     1997); Putnam Investments, Vice President (Prior to March 1997)

     ----------------
     *"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

     Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other Funds of which MFS or a subsidiary is the Investment Adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, he Secretary of MFD, hold similar positions with certain other MFS affiliates.

       As of July 29, 1999, the Trustees and officers as a group owned less than 1% of any Fund's shares, not including the following shares of the following funds, representing the following percentage of the outstanding shares of such Fund, owned by certain employee benefit plans of MFS of which Mr. Shames is a Trustee.

                                               APPROXIMATE     APPROXIMATE
                                                NUMBER OF          % OF
     FUND                                        SHARES     OUTSTANDING SHARES
     ------------                              -----------  ------------------
     Emerging Markets Fund                      137,845.20         38%
     International Equity Fund                  280,007.25         13%

     The following table identifies those investors who own 25% or more of a Fund's shares as of July 29, 1999, and are therefore presumed to control that Fund:

                                                                   APPROXIMATE
                                                                      NUMBER                    APPROXIMATE %
                       NAME AND ADDRESS                             OF SHARES                  OF OUTSTANDING
     FUND              OF SHAREHOLDER                                 OWNED                      SHARES OWNED
    ---------------------------------------------------------------------------------------------------------

     Core Fixed      MFS Service Center Inc.,                              5.00                        45%
     Income Fund     Audit Account Reinvest,
                     Corporate Actions,
                     20th Floor,
                     Attn: Harry Thompson,
                     500 Boylston,
                     Boston, MA 02116-3740

                     MFS Service Center, Inc.,                             5.00                        45%
                     Audit Account Corporate Actions,
                     20th Floor,
                     Attn: Harry Thompson,
                     500 Boylston,
                     Boston, MA 02116-3740

     Global Fund     Common Balanced Fund of the                   1,708,176.32                        99%
                     Joint Investment Trust of
                     Christian Church Foundation, Inc.,
                     P.O. Box 1986,
                     Indianapolis, IN 46206-1986

     High Yield      Angus A. MacNaughton,                           104,094.07                        49%
     Fund            Genstar Investment Corp.,
                     555 California St., Ste. 4850,
                     San Francisco, CA 94104-1502

                     MFS Fund Distributors, Inc.,                    104,105.42                        50%
                     c/o Mass Financial Services Co.,
                     Attn: Thomas B. Hastings,
                     500 Boylston St., 15th Floor,
                     Boston, MA 02116-3740

     Emerging        Trustees of the MFS Pension Plan,               118,614.47                        33%
     Markets Fund    c/o Mark Leary, MFS,
                     500 Boylston St.,
                     Boston, MA 02116-3740

                     MFD, Attn: Thomas Hastings,                     221,165.41                        61%
                     500 Boylston St.,
                     Boston, MA 02116-3740

     Core Equity     Mount Auburn Hospital,                          303,637.56                        25%
     Fund            Directors' Account,
                     330 Mount Auburn St.,
                     Cambridge, MA 02138-5597

                     College of Saint Benedict,                      592,880.69                        49%
                     37 S. College Ave.,
                     St. Joseph, MN 56374-2099

     Research Fund   Boston Safe Deposit & Trust Co.,              2,230,974.00                        58%
                     Trustee for the
                     TWA Pilots DAP 401K Plan,
                     Attn: Lisa Bove,
                     135 Santilli Hwy.,
                     Everett, MA 02149-1906

     Large Cap       Massachusetts                                        10.00                       100%
     Fund            Financial Services Co.,
                     c/o Robert Blake,
                     500 Boylston St., 15th Floor,
                     Boston, MA 02116-3740

     Mid Cap         Depauw University,                            1,121,222.16                        29%
     Fund            313 S. Locust St.,
                     Greencastle, IN 46135-1736

                     The Carnegie Foundation                       1,008,513.02                        26%
                     for the Advancement of Teaching,
                     555 Middlefield Road,
                     Menlo Park, CA 94025-3443

     International   Foster Wheeler Corporation,                   1,569,678.41                        73%
     Equity Fund     Salaried Employees Pension Plan,
                     Perryville Corporate Park,
                     Clinton, NJ 08809-4000

         5% OR GREATER OWNERSHIP OF SHARE CLASS
         The following table identifies those investors who own 5% or more (but less than 25%) of a Fund's shares as of July 29, 1999:

                                                                    APPROXIMATE            APPROXIMATE %
                                                                       NUMBER              OF OUTSTANDING
                              NAME AND ADDRESS                       OF SHARES              SHARES OWNED
          FUND                OF SHAREHOLDER                           OWNED
     -----------------------------------------------------------------------------------------------------------
     Core Fixed      MFS Attn: Robert Blake,                               1.00                9%
     Income Fund     20th Floor,
                     500 Boylston St.,
                     Boston, MA 02116-3740
     Emerging        Trustees of the                                  19,230.73                5%
     Markets Fund    MFS Defined Contribution Plan,
                     c/o Mark Leary, MFS,
                     500 Boylston Street,
                     Boston, MA 02116-3740

     Core            MFS Fund Distributors, Inc.,                    100,000.00                8%
     Equity Fund     c/o Mass Financial Services Co.,
                     Attn: Thomas B. Hastings,
                     500 Boylston St.,
                     15th Floor,
                     Boston, MA 02116-3740

                     Light & Co.,                                    197,682.26               16%
                     c/o FMB Trust Co. NA,
                     Securities Processing 109-911,
                     P.O. Box 1596,
                     Baltimore, MD 21203-1596

     Research Fund   Boston Safe Deposit & Trust Co.,                821,706.98               21%
                     Trustee of the Eastman Kodak
                     Employees Savings &
                     Retirement Plan,
                     1 Cabot Road,
                     Medford, MA 02155-5159

                     Colonial Gas Company                            298,941.53                7%
                     Pension Plan,
                     40 Market St.,
                     Lowell, MA 01852-1890

     Mid Cap         Woodberry Forest School,                        524,820.15               13%
     Fund            Attn: Treasurer,
                     One Walker Drive,
                     10 Woodberry Station,
                     Woodberry Forest, VA 22989-8000

                     University of Redlands                          262,549.23                6%
                     Endowment Fund,
                     1200 E Colton Avenue,
                     P.O. Box 3080,
                     Redlands, CA 92373-0999

                     MAC & Co.,                                      444,342.00               11%
                     A/C HPZF8615042,
                     Mutual Fund Operations,
                     P.O. Box 3198,
                     Pittsburgh, PA 15230-3198

     Emerging        University of Louisville                      1,019,305.81                5%
     Equities        Foundation, Inc.,
     Fund            108 Grawemeyer Building,
                     2301 S. Third St.,
                     Louisville, KY 40292-2001

                     Northern Trust Co.,                           3,065,804.18               15%
                     Trustee, FBO Fortune Brands, Inc.,
                     P.O. Box 92956 (22-33386),
                     Chicago, IL 60675-2956

                     Northeastern University                       2,110,910.47               10%
                     Endowment Fund,
                     360 Huntington Avenue,
                     Richards Hall,
                     Boston, MA 02115-5000

                     American Express Trust Co.,                   1,347,200.43                6%
                     TTEE Dakota Clinic Retirement Plans,
                     733 Marquette Ave.,
                     Minneapolis, MN 55402-2309

                     Federal-Mogul Corporation,                    2,772,732.47               13%
                     26555 Northwestern Hwy.,
                     Southfield, MI 48034-2146

                     Boston Safe Deposit and Trust Co.,            1,041,558.18                5%
                     as TTEE for the
                     TWA Pilots DAP/401K Plan,
                     Attn: Lisa Bove,
                     135 Santilli Hwy.,
                     Everett, MA 02149-1906

                     Nothern Trust Co.,                            1,545,411.37                7%
                     TTEE FBO Rosemount Inc.,
                     P.O. Box 92956,
                     Chicago, IL 60675-2956

     International   Trustees of the MFS Pension Plan,               231,643.16               18%
     Equity Fund     c/o Mark Leary, MFS,
                     500 Boylston St.,
                     Boston, MA 02116-3740

     Each Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive a fee of $1,300 per year plus $150 per meeting and $150 per committee meeting attended, together with such Trustee's out-of-pocket expenses.

                                                          TOTAL TRUSTEE
                                     TRUSTEE FEES        FEES FROM FUND
     TRUSTEE                         FROM FUND(1)      AND FUND COMPLEX(2)
     -------------------------------------------------------------------
     Jeffrey L. Shames                  $    0               $     0
     Nelson J. Darling, Jr.              2,650                35,200
     William R. Gutow                    2,650                71,200
         ----------------
     (1) For the fiscal year ended June 30, 1999.

     (2) Information provided is provided for calendar year 1998. Mr. Darling served as Trustee of 25 Funds within the MFS Fund complex (having aggregate net assets at December 31, 1998, of approximately $2.9 billion) and Mr. Gutow served as Trustee of 58 Funds within the MFS complex (having aggregate net assets at December 31, 1998 of approximately $14.7 billion).

     The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as each Fund's investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages each Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Funds."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

        The Fund paid compensation to its affiliated service providers over the specified periods as follows:

                                               NET AMOUNT
                                              PAID TO MFS            AMOUNT
                                             FOR ADVISORY            WAIVED
     FISCAL YEAR ENDED                         SERVICES              BY MFS
     ------------------------------------------------------------------------
     Global Fund
     June 30, 1999                              $  119,575              $0
     June 30, 1998                                 259,872               0
     June 30, 1997                                 426,406               0
     High Yield Fund
     June 30, 1999                              $    4,938              $0
     June 30, 1998                                       0               0
     June 30, 1997                                       0               0
     Emerging Markets Fund
     June 30, 1999                              $   36,786              $0
     June 30, 1998                                  45,250               0
     June 30, 1997                                  39,957               0
     Core Equity Fund
     June 30, 1999                              $   23,388              $0
     June 30, 1998                                       0               0
     June 30, 1997                                       0               0
     Research Fund
     June 30, 1999                              $  494,374              $0
     June 30, 1998                                 367,149               0
     June 30, 1997                                 156,892               0
     Mid Cap Fund
     June 30, 1999                              $  278,378              $0
     June 30, 1998                                 184,339               0
     June 30, 1997                                  91,314               0
     Emerging Equities Fund
     June 30, 1999                              $3,376,859              $0
     June 30, 1998                               3,305,598               0
     June 30, 1997                               2,289,483               0
     International Equity Fund
     June 30, 1999                              $   66,626              $0
     June 30, 1998                                  86,245               0
     June 30, 1997                                  31,898               0

       The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

       Each Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

     ADMINISTRATOR
     MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

                                                                 NET AMOUNT
                                                               PAID TO MFS FOR
                                                               ADMINISTRATIVE
     FISCAL YEAR ENDED                                            SERVICES
     -------------------------------------------------------------------------
     Global Fund
     June 30, 1999                                                $        0
     June 30, 1998                                                         0
     June 30, 1997                                                         0*
     High Yield Fund
     June 30, 1999                                                $      147
     June 30, 1998                                                         0
     June 30, 1997                                                         0*
     Emerging Markets Fund
     June 30, 1999                                                $      534
     June 30, 1998                                                       759
     June 30, 1997                                                       250*
     Core Equity Fund
     June 30, 1999                                                $      585
     June 30, 1998                                                         0
     June 30, 1997                                                         0*
     Research Fund
     June 30, 1999                                                $    9,977
     June 30, 1998                                                     8,829
     June 30, 1997                                                     1,531*
     Mid Cap Fund
     June 30, 1999                                                $    5,851
     June 30, 1998                                                     4,372
     June 30, 1997                                                       684*
     Emerging Equities Fund
     June 30, 1999                                                $   55,248
     June 30, 1998                                                         0
     June 30, 1997                                                         0*
     International Equity Fund
     June 30, 1999                                                $    1,090
     June 30, 1998                                                     1,644
     June 30, 1997                                                        27*

    *From March 1, 1997, the commencement of the Master Administrative
     Service Agreement

     CUSTODIAN
     State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.

     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.0075%. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund.

                                                                 NET AMOUNT
                                                                PAID TO MFSC
                                                                FOR TRANSFER
                                                                   AGENCY
     FISCAL YEAR ENDED                                            SERVICES
    --------------------------------------------------------------------------
     Global Fund
     June 30, 1999                                                $        0
     June 30, 1998                                                         0
     June 30, 1997                                                         0
     High Yield Fund
     June 30, 1999                                                $      745
     June 30, 1998                                                         0
     June 30, 1997                                                         0
     Emerging Markets Fund
     June 30, 1999                                                $      325
     June 30, 1998                                                       402
     June 30, 1997                                                       352
     Core Equity Fund
     June 30, 1999                                                $      294
     June 30, 1998                                                         0
     June 30, 1997                                                         0
     Research Fund
     June 30, 1999                                                $    6,180
     June 30, 1998                                                     4,613
     June 30, 1997                                                     1,773

     Mid Cap Fund
     June 30, 1999                                                $    3,481
     June 30, 1998                                                     2,317
     June 30, 1997                                                     1,128
     Emerging Equities Fund
     June 30, 1999                                                $   33,764
     June 30, 1998                                                         0
     June 30, 1997                                                         0
     International Equity Fund
     June 30, 1999                                                $      670
     June 30, 1998                                                       870
     June 30, 1997                                                       314

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

V    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     Specific decisions to purchase or sell securities for the Funds are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Trust's Board of Trustees.

        The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

        Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

        Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of a Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of certain other MFS Funds) have directed the Adviser to allocate a total of $72,150 of commission business from certain MFS Funds (including the Funds) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Funds and the Adviser).

        The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

        The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

        Brokerage commissions paid by each Fund for certain specified periods, and information concerning purchases by the Funds of securities issued by their regular broker-dealers for the Funds' most recent fiscal year, is set forth below.

     BROKERAGE COMMISSIONS
     ..........................................................................

     The following brokerage commissions were paid by certain Funds for the fiscal year ended June 30, 1999:

                                                        BROKERAGE
                                                       COMMISSIONS
     FUND                                             PAID BY FUND
     --------------------------------------------------------------------

     High Yield Fund                                           6
     Core Equity Fund                                     10,075
     Research Fund                                       221,150
     Mid Cap Fund                                        140,429
     Emerging Equities Fund                              450,014
     International Equity Fund                            42,036

     SECURITIES ISSUED BY REGULAR BROKER-DEALERS
     ..........................................................................

     During the fiscal year ended June 30, 1999, each Fund purchased securities issued by the following regular broker-dealer of the Fund, which had the following value as of June 30, 1999:

                                                   VALUE OF SECURITIES
     BROKER-DEALER                                 AS OF JUNE 30, 1999
    --------------------------------------------------------------------
     N/A

VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Funds may have on their own tax situations.

     TAXATION OF THE FUNDS
     FEDERAL TAXES -- Each Fund is treated as a separate entity for federal tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected (or, in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, a Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. A Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If any Fund failed to qualify as a "regulated investment company" in any year, it would incur federal corporate income tax on all of its taxable income for that year, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to its shareholders.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, a Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Shareholders of a Fund that are not tax-exempt entities normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any dividends from ordinary income and net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend or other distribution that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the distribution is declared. Each Fund will notify its shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     DIVIDENDS-RECEIVED DEDUCTION -- If a Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the federal alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

     DISTRIBUTION/ACCOUNTING POLICIES -- A Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

     U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold at that rate on dividends and other payments to Non-U.S. Persons that are subject to such withholding. A Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

     BACKUP WITHHOLDING -- Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and capital gain distributions (and redemption proceeds, if applicable) paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

     FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. Each Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next two paragraphs) and avoid a tax on a Fund, it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially for the Fund that has state or local governments or other tax-exempt organizations as shareholders.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- Any Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by a Fund. Foreign exchange gains and losses realized by a Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by a Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. A Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by a Fund and gains with respect to foreign securities realized by a Fund may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine any Fund's effective rate of foreign tax in advance, since the amount of each Fund's assets to be invested within various countries is not known.

        If a Fund holds more than 50% of its assets in stock and securities of foreign corporations at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If a Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If a Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

VII  NET INCOME AND DISTRIBUTIONS
     Each Fund intends to distribute to its shareholders dividends equal to all of its net investment income with such frequency as is disclosed in the Fund's prospectus. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VIII DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the Fund from the value of the assets attributable to the Fund and dividing the difference by the number of shares of the Fund outstanding.

        Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

        All other securities, futures contracts and options in a Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

        All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by MFD prior to the close of that business day.

IX   PERFORMANCE INFORMATION

     FUNDS
     Each Fund may quote the following performance results.

     TOTAL RATE OF RETURN -- Each Fund will calculate its total rate of return for shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the maximum public offering price) to reach the value of that investment at the end of the periods. Each Fund may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance.

        Any total rate of return quotation provided by a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Total rate of return quotations for each Fund are presented in Appendix C attached hereto.

     YIELD -- Any yield quotation for a Fund is based on the annualized net investment income per share of a Fund for the 30-day period. The yield for a Fund is calculated by dividing the net investment income per share of a Fund earned during the period by the maximum offering price per share of a Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by a Fund during the period, minus accrued expenses for the period by (ii) the average number of Fund shares entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. Yield quotations for each Fund are presented in Appendix C attached hereto.

     CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each Fund are reflected in the quoted "current distribution rate" for that Fund. The current distribution rate for a Fund is computed by (i) annualizing the distributions (excluding short-term capital gains) of the Fund for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time.

        Current distribution rate quotation for the Emerging Markets Fund are presented in Appendix C hereto.

     GENERAL
     From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

        From time to time, each Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

        Each Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

        From time to time each Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; the history of the mutual fund industry; investor behavior; and other similar or related matters.

      From time to time, each Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

     MFS FIRSTS
     MFS has a long history of innovations.

        1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

        1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

        1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

        1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

        1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

        1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

        1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

        1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

        1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

        1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

        1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

        1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

        1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

        1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

        1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

        1993 -- MFS becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts. Performance information, as quoted by the Funds in sales literature and marketing materials, is set forth below.

X    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. Upon liquidation of the Fund, shareholders of each Fund are entitled to share pro rata in the Fund's net assets available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional shares, in which case the shares of a series would participate equally in the earnings, dividends and assets allocable to that particular series.

        Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions" of this SAI). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

XI   INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
     Deloitte & Touche LLP are the Funds' independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        With the exception of Core Fixed Income Fund and Large Cap Fund the Portfolio of Investments and the Statement of Assets and Liabilities at June 30, 1999, the Statement of Operations for the year ended June 30, 1999, the Statement of Changes in Net Assets for the two years ended June 30, 1999, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Funds, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

CORE FIXED INCOME FUND
 ...............................................................................

STATEMENT OF ASSETS AND LIABILITIES                               JUNE 30, 1999
-------------------------------------------------------------------------------
ASSETS:
Cash ............................................................      $110
                                                                       ----
      Total assets ..............................................      $110
                                                                       ----
LIABILITIES
Accrued expenses ................................................        --
                                                                       ----
      Total liabilities .........................................      $ --
                                                                       ----
Net assets for 11 shares of beneficial interest outstanding .....      $110
                                                                       ====
Net Asset Value, Redemption Price and Offering Price Per Share ..      $ 10
                                                                       ====


NOTES TO STATEMENT OF ASSETS AND LIABILITIES

(1) BUSINESS AND ORGANIZATION
The Core Fixed Income Fund (the "fund") was organized as a series of a business trust under the laws of the Commonwealth of Massachusetts. The fund is a part of the MFS Institutional Trust (the "Trust") which consists of ten series of shares or funds. The fund has been inactive except for matters relating to its organization and registration as a series of an investment company under the Investment Company Act of 1940 and the sale of 11 shares of beneficial interest (initial shares) to Massachusetts Financial Services Company, the fund's investment adviser.

LARGE CAP FUND
 ...............................................................................

STATEMENT OF ASSETS AND LIABILITIES                               JUNE 30, 1999
-------------------------------------------------------------------------------
ASSETS:
Cash .............................................................     $100
                                                                       ----
     Total assets ................................................     $100
                                                                       ----
LIABILITIES
Accrued expenses .................................................       --
                                                                       ----
     Total liabilities ...........................................     $ --
                                                                       ----
Net assets for 10 shares of beneficial interest outstanding ......     $100
                                                                       ====
Net Asset Value, Redemption Price and Offering Price Per Share ...     $ 10
                                                                       ====

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

(1) BUSINESS AND ORGANIZATION
The MFS Institutional Large Cap Fund (the "fund") was organized as a series of a business trust under the laws of the Commonwealth of Massachusetts. The fund is a part of the MFS Institutional Trust (the "Trust") which consists of ten series of shares or funds. The fund has been inactive except for matters relating to its organization and registration as a series of an investment company under the Investment Company Act of 1940 and the sale of 10 shares of beneficial interest (initial shares) to Massachusetts Financial Services Company, the fund's investment adviser.

----------
APPENDIX A
----------


INVESTMENT TECHNIQUES, PRACTICES AND RISKS


Set forth below is a description of investment techniques and practices which a Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. Each Fund will engage only in certain of these investment techniques and practices, as identified in Appendix A of a Funds' Prospectus. Investment practices and techniques that are not identified in Appendix A of a Funds' Prospectus do not apply to a Fund.


INVESTMENT TECHNIQUES AND PRACTICES
DEBT SECURITIES


To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. A Fund's investment in debt securities with longer terms to maturity are subject to greater volatility than a Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

ASSET-BACKED SECURITIES: A Fund may purchase the following types of asset-backed securities:

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
A Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.


    Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.


    A Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

    CORPORATE ASSET-BACKED SECURITIES: A Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

    Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

    MORTGAGE PASS-THROUGH SECURITIES: A Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by a Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

    The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

    Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

    FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.


    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may also buy mortgage-related securities without insurance or guarantees.


    STRIPPED MORTGAGE-BACKED SECURITIES: A Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.


    SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

    CORPORATE SECURITIES: A Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

    LOANS AND OTHER DIRECT INDEBTEDNESS: A Fund may purchase loans and other direct indebtedness. In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

    These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which a Fund would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. A Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

    Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when a Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

    A Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which a Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass onto a Fund amounts payable with respect to the loan and to enforce a Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Fund from receiving such amounts. In such cases, a Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of a Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a Fund.

    LOWER RATED BONDS: A Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by a Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

    While the Adviser may refer to ratings issued by established credit rating agencies, it is not a Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

    MUNICIPAL BONDS: A Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. A Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.


    If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

    Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

    Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

    Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.


    A Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

    A Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

    SPECULATIVE BONDS: A Fund may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

    U.S. GOVERNMENT SECURITIES: A Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.


    U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.


    VARIABLE AND FLOATING RATE OBLIGATIONS: A Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of a Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

    ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: A Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund's distribution obligations.

EQUITY SECURITIES
A Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

FOREIGN SECURITIES EXPOSURE
A Fund may invest in various types of foreign securities, or securities which provide a Fund with exposure to foreign securities or foreign currencies, as discussed below:

BRADY BONDS: A Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

DEPOSITARY RECEIPTS: A Fund may invest in American Depositary Receipts
("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non- U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of a Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of a Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

    ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at a Fund's custodian in five days. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: A Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKETS: A Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

o Default; Legal Recourse -- A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by a Fund defaults, a Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

o Foreign Currencies -- The securities in which a Fund invests may be denominated in foreign currencies and international currency units and a Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in a Fund's asset value.

    Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on a Fund's net asset value.


o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.


o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.


The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.


The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


    Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

    The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

    To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

    Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.


o Withholding -- Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which a Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which a Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN SECURITIES: A Fund may invest in dollar-denominated and non dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes a Fund to risk of loss if exchange rates move in a direction adverse to a Fund's position. Such losses could reduce any profits or increase any losses sustained by a Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations". Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

FORWARD CONTRACTS
A Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

    A Forward Contract to sell a currency may be entered into where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which a Fund intends to acquire.

    If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. A Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix a Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

    A Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, a Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, a Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

    A Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

    The use by a Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

FUTURES CONTRACTS
A Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. A Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.


    A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

    The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."


    Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of a Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that a Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

    Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, a Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in a Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of a Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have.

    Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and a Fund's cash reserves could then be used to buy long-term bonds on the cash market. A Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow a Fund to hedge its interest rate risk without having to sell its portfolio securities.

    A Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

    Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where a Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, a Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

    The use by a Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES
A Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. A Fund may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.


    The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.


INVERSE FLOATING RATE OBLIGATIONS
A Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENT IN OTHER INVESTMENT COMPANIES
A Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

    OPEN-END FUNDS. A Fund may invest in open-end investment companies.

    CLOSED-END FUNDS. A Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

LENDING OF PORTFOLIO SECURITIES
A Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. A Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

LEVERAGING TRANSACTIONS
A Fund may engage in the types of transactions described below, which involve "leverage" because in each case a Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by a Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of a Fund's shares and distributions on a Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of a Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of a Fund. These transactions also increase a Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of a Fund compared with what it would have been without using these transactions.


BANK BORROWINGS: A Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: A Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A Fund may also be compensated by receipt of a commitment fee.

    If the income and capital gains from a Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Fund sells securities becomes insolvent, a Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

REVERSE REPURCHASE AGREEMENTS: A Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. A Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

OPTIONS
A Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

OPTIONS ON FOREIGN CURRENCIES: A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by a Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

OPTIONS ON FUTURES CONTRACTS: A Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.


    An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.


    A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents a Fund's profit or loss on the transaction.

    Options on Futures Contracts that are written or purchased by a Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. A Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if a Fund owns liquid and unencumbered assets equal to the difference. A Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if a Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by a Fund, a Fund will be required to sell the underlying Futures Contract which, if a Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by a Fund is exercised, a Fund will be required to purchase the underlying Futures Contract which, if a Fund has covered its obligation through the sale of such Contract, will close out its futures position.

    The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in a Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which a Fund intends to purchase. If a put or call option a Fund has written is exercised, a Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, a Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

    A Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

OPTIONS ON SECURITIES: A Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by a Fund may be covered in the manner set forth below.

    A call option written by a Fund is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if a Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if a Fund owns liquid and unencumbered assets equal to the difference. A put option written by a Fund is "covered" if a Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if a Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

    Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that a Fund owns liquid and unencumbered assets. Such transactions permit a Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund, provided that another option on such security is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

    A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by a Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by a Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

    A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between a Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

    The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time a Fund will be required to take delivery of the security at the exercise price; a Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

    A Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

    By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by a Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

    A Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

    A Fund may also purchase call options to hedge against an increase in the price of securities that a Fund anticipates purchasing in the future. If such increase occurs, the call option will permit a Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a Fund.

OPTIONS ON STOCK INDICES: A Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." A Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if a Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if a Fund owns liquid and unencumbered assets equal to the difference. A Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if a Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    A Fund will receive a premium from writing a put or call option, which increases a Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, a Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in a Fund's stock investments. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

    A Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, a Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

    The purchase of call options on stock indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when a Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities a Fund owns.


    The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.


RESET OPTIONS:
In certain instances, a Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by a Fund is paid at termination, a Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where a Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

"YIELD CURVE" OPTIONS: A Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Yield curve options may be used for the same purposes as other options on securities. Specifically, a Fund may purchase or write such options for hedging purposes. For example, a Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, a Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Fund will be "covered". A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover a Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of a Fund's liability under the option written by a Fund less the value of the option held by a Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

REPURCHASE AGREEMENTS
A Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that a Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Government securities.

    The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Fund will have the right to liquidate the securities. If at the time a Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to a Fund. A Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and a Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

RESTRICTED SECURITIES
A Fund may purchase securities that are not registered under the Securities
Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under
Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to a Fund's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in a Fund's portfolio. Subject to a Fund's limitation on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

SHORT SALES
A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales, which are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

    A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale.

    Whenever a Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX
A Fund may make short sales "against the box," i.e., when a security identical to one owned by a Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SHORT TERM INSTRUMENTS
A Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

SWAPS AND RELATED DERIVATIVE INSTRUMENTS
A Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by a Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

    Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with a Fund's investment objective and policies.

    For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by a Fund. In such an instance, a Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of a Fund's portfolio, a Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. A Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing a Fund's exposure to each such currency. A Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

    A Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

    A Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If a Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments), a Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of a Fund's accrued obligations under the agreement.

    The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

    If the counterparty defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

    The uses by a Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

TEMPORARY BORROWINGS
A Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS
During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of a Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

WARRANTS
A Fund may invest in warrants. Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

"WHEN-ISSUED" SECURITIES
A Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to a Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, a Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.


SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS


RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A FUND'S PORTFOLIO: A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of a Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

    If a Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, a Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which a Fund has a position and the portfolio securities a Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of a Fund's portfolio or the intended acquisitions being hedged.


    The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

    The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.


    Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, a Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

    In writing a covered call option on a security, index or futures contract, a Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where a Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and a Fund may not be fully covered. As a result, a Fund could be subject to risk of loss in the event of adverse market movements.

    The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and a Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in a Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

    Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, a Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for a Fund to engage in such transactions.

RISKS OF NON-HEDGING TRANSACTIONS: A Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non- hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. A Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by a Fund may not fully protect it against risk of loss and, in any event, a Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. A Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, a Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, a Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose a Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose a Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

    With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, but involve additional risk, since a Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by a Fund, and a Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if a Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on a Fund's ability effectively to hedge its portfolio, and could result in trading losses.


    The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

    The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by a Fund or decreases in the prices of securities or other assets a Fund intends to acquire. Where a Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose a Fund to greater risk.

POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When a Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which a Fund has effected the transaction. In that event, a Fund might not be able to recover amounts deposited as margin, or amounts owed to a Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and a Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of a Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk a Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

  Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for a Fund to respond to such events in a timely manner.


    Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.


    Unlike transactions entered into by a Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

    In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with a Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit a Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

    Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting a Fund's ability to enter into desired hedging transactions. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.


    Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.


    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that a Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that a Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC- regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts a Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

----------
APPENDIX B
----------


                       DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                     MOODY'S INVESTORS SERVICE, INC.


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                    STANDARD & POOR'S RATINGS SERVICES

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                FITCH IBCA

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                     DUFF & PHELPS CREDIT RATING CO.

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt-obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearages.

  ----------
  APPENDIX C
  ----------

All performance quotations are as of June 30, 1999.

                                                                           ACTUAL
                                                                           30-DAY          30-DAY
                                AVERAGE ANNUAL TOTAL RETURNS               YIELD           YIELD          CURRENT
                       ----------------------------------------------    (INCLUDING       (WITHOUT      DISTRIBUTION
                           1 YEAR         5 YEARS      LIFE OF FUND*    ANY WAIVERS)    ANY WAIVERS)       RATE+
                         ----------      ----------     ------------    ------------    ------------    ------------
Class A Shares, at net
 asset value
 Global Fund                 6.11%           5.86%           4.98%           4.52%           4.15%           N/A
 High Yield Fund             N/A             N/A             3.41%           7.38%           3.09%           N/A
 Emerging Markets Fund       0.18%           N/A             9.26%           8.54%           7.87%           8.07%
 Core Equity Fund            N/A             N/A             7.00%           N/A             N/A             N/A
 Research Fund              14.12%           N/A            19.86%           N/A             N/A             N/A
 Mid Cap Fund               22.05%           N/A            21.52%           N/A             N/A             N/A
 Emerging Equities Fund      4.69%          25.41%          24.23%           N/A             N/A             N/A
 International Equity Fund   0.74%           N/A            12.50%           N/A             N/A             N/A

    ----------------
 * From the commencement of the Fund's investment operations on:
Global Fund                             September 30, 1992
High Yield Fund                         December 31, 1998
Emerging Markets Fund                   August 7, 1995
Core Equity Fund                        December 31, 1998
Research Fund                           May 20, 1996
Mid Cap Fund                            December 28, 1995
Emerging Equities Fund                  June 16, 1993
International Equity Fund               January 30, 1996

+ Annualized, based upon the last distribution.

                             MFS INSTITUTIONAL TRUST

                   MFS(R) INSTITUTIONAL CORE FIXED INCOME FUND
                  MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND
                      MFS(R) INSTITUTIONAL HIGH YIELD FUND
                 MFS(R) INSTITUTIONAL EMERGING MARKETS DEBT FUND
                      MFS(R) INSTITUTIONAL CORE EQUITY FUND
                       MFS(R) INSTITUTIONAL RESEARCH FUND
                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND
                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND


                                     PART C

Item 23.  Financial Statements and Exhibits


          (a) Financial Statements


              MFS Institutional Core Fixed Income Fund

              Included in Part A of this Registration Statement:
                  N/A

              Included in Part B of this Registration
                  Statement: At June 30, 1999:
                     Statement of Assets and Liabilities*


              MFS Institutional Global Fixed Income Fund


              Included in Part A of this Registration Statement:
                  For the five-year period ended June 30, 1999:
                     Financial Highlights

              Included in Part B of this Registration Statement:
                  At June 30, 1999:
                     Portfolio of Investments*
                     Statement of Assets and Liabilities*

                  For each year in the two-year period ended June 30, 1999:
                     Statement of Changes in Net Assets*

                  For the year ended June 30, 1999:
                     Statement of Operations*

              MFS Institutional High Yield Fund

              Included in Part A of this Registration Statement:
                  For the period from December 31, 1998,
                  commencement of investment operations, through
                  June 30, 1999:
                         Financial Highlights

              Included in Part B of this Registration Statement:
                  At June 30, 1999:
                     Portfolio of Investments*
                     Statement of Assets and Liabilities*

                  For the period ended June 30, 1999:
                     Statement of Operations*

              MFS Institutional Emerging Markets Debt Fund

              Included in Part A of this Registration Statement:
                  For the period from August 7, 1995, commencement of investment operations, through June 30, 1999:
                     Financial Highlights

              Included in Part B of this Registration Statement:
                  At June 30, 1999:
                     Portfolio of Investments*
                     Statement of Assets and Liabilities*

                  For each year in the two-year period ended June 30, 1999:
                     Statement of Changes in Net Assets*

                  For the year ended June 30, 1999:
                     Statement of Operations*

              MFS Institutional Core Equity Fund

              Included in Part A of this Registration Statement:
                  For the period from January 4, 1999, commencement of investment operations, through June 30, 1999:
                     Financial Highlights

              Included in Part B of this Registration Statement:
                  At June 30, 1999:
                     Portfolio of Investments*
                     Statement of Assets and Liabilities*

                  For the year ended June 30, 1999:
                     Statement of Operations*


             MFS Institutional Research Fund


             Included in Part A of this Registration Statement:
                  For the period from May 21, 1996, commencement of investment operations, through June 30, 1999:
                     Financial Highlights

             Included in Part B of this Registration Statement: At
                  June 30, 1999:
                     Portfolio of Investments*
                     Statement of Assets and Liabilities*

                  For each year in the two-year period ended June 30, 1999:
                     Statement of Changes in Net Assets*

                  For the year ended June 30, 1999:
                     Statement of Operations*

              MFS Institutional Large Cap Growth Fund

                  Included in Part A of this Registration Statement:
                     N/A

              Included in Part B of this Registration Statement:
                  At June 30, 1999:
                     Statement of Assets and Liabilities*


              MFS Institutional Mid Cap Growth Fund


              Included in Part A of this Registration Statement:
                  For the period from December 28, 1995,
                  commencement of investment operations, through
                  June 30, 1999:
                     Financial Highlights

              Included in Part B of this Registration Statement:
                  At June 30, 1999:
                     Portfolio of Investments*
                     Statement of Assets and Liabilities*

                  For each year in the two-year period ended June 30, 1999:
                     Statement of Changes in Net Assets*

                  For the year ended June 30, 1999:
                     Statement of Operations*


              MFS Institutional Emerging Equities Fund


              Included in Part A of this Registration Statement:
                  For the five-year period ended June 30, 1999:
                     Financial Highlights

              Included in Part B of this Registration Statement:
                  At June 30, 1999:
                     Portfolio of Investments*
                     Statement of Assets and Liabilities*

                  For each year in the two-year period ended June 30, 1999:
                     Statement of Changes in Net Assets*

                  For the year ended June 30, 1999:
                     Statement of Operations*

              MFS Institutional International Equity Fund


              Included in Part A of this Registration Statement:
                  For the period from January 31, 1996, commencement of investment operations, through June 30, 1999:
                     Financial Highlights

              Included in Part B of this Registration Statement:
                  At June 30, 1999:
                     Portfolio of Investments*
                     Statement of Assets and Liabilities*

                  For each year in the two-year period ended June 30, 1999:
                     Statement of Operations*

                  For the year ended June 30, 1999:
                     Statement of Changes in Net Assets*
--------------------------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders, filed with the SEC via EDGAR on or before September 8, 1999. (There are two separate Annual Reports for the series of the Trust.)


              (b) Exhibits

                  1  (a) Declaration of Trust, dated September 13, 1990.  (1)

                     (b) Certificate of Amendment to Declaration of Trust, dated
                         June 1, 1992. (1)

                     (c) Amendment No. 2 to the Declaration of Trust, dated
                         August 13, 1992. (1)

                     (d) Amendment to Declaration of Trust - Designation of
                         Series, dated May 16, 1995. (1)

                     (e) Amendment to Declaration of Trust - Designation of
                         Series, dated August 29, 1995. (2)

                     (f) Amendment to Declaration of Trust - Redesignation of
                         Series, dated October 31, 1995. (7)

                     (g) Amendment to Declaration of Trust - Redesignation of
                         Series, dated November 28, 1995. (7)

                     (h) Amendment to Declaration of Trust - Redesignation of
                         Series, dated April 24, 1996. (8)

                     (i) Amendment to the Declaration of Trust - Redesignation
                         of Shares. (11)


                     (j) Amendment to the Declaration of Trust - Establishment
                         and Designation of Series, dated July 31, 1998; filed herewith.

                     (k) Amendment to Declaration of Trust - Redesignation of
                         Series, dated October 30, 1998; filed herewith.


                  2  (a) Amended and Restated By-Laws, dated June 1, 1992. (5)

                     (b) Amendment No. 1 to Amended and Restated By-Laws, dated
                         October 14, 1993. (5)


                  3      Form of Share Certificate. (4)

                  4  (a) Investment Advisory Agreement between MFS Emerging
                         Equities Fund and Massachusetts Financial Services Company, as adviser, dated August 7, 1992. (5)


                     (b) Investment Advisory Agreement between MFS Worldwide
                         Fixed Income Fund and Massachusetts Financial Services Company, as adviser, dated August 7, 1992. (5)

                     (c) Investment Advisory Agreement between the Registrant,
                         on behalf of MFS Institutional Emerging Markets Fixed Income Fund, and Massachusetts Financial Services Company, as adviser, dated June 26, 1995. (1)

                     (d) Investment Advisory Agreement between the Registrant,
                         on behalf of MFS Institutional Core Plus Fixed Income Fund, and Massachusetts Financial Services Company, as adviser, dated November 30, 1995. (7)

                     (e) Investment Advisory Agreement between the Registrant,
                         on behalf of MFS Institutional Research Fund, and Massachusetts Financial Services Company, as adviser, dated November 30, 1995. (7)

                     (f) Investment Advisory Agreement between the Registrant,
                         on behalf of MFS Institutional Mid-Cap Growth Equity Fund, and Massachusetts Financial Services Company, as adviser, dated November 30, 1995. (7)

                     (g) Investment Advisory Agreement between the Registrant,
                         on behalf of MFS Institutional International Equity Fund, and Massachusetts Financial Services Company, as adviser, dated November 30, 1995. (7)


                     (h) Investment Advisory Agreement between Registrant, on
                         behalf of MFS Institutional Core Equity Fund and Massachusetts Financial Services Company, as adviser, dated October 29, 1998; filed herewith.

                     (i) Investment Advisory Agreement between Registrant, on
                         behalf of MFS Institutional High Yield Fund and Massachusetts Financial Services Company, as adviser, dated October 29, 1998; filed herewith.

                     (j) Investment Advisory Agreement between Registrant, on
                         behalf of MFS Institutional Large Cap Growth Fund and Massachusetts Financial Services Company, as adviser, dated October 29, 1998; filed herewith.

                  5 Distribution Agreement by and between MFS Institutional Trust and MFS Fund Distributors, Inc., dated June 15, 1994. (5)

                  6      Not Applicable.

                  7  (a) Custodian Agreement between the Registrant and
                         State Street Bank and Trust Company, dated July 31, 1995. (2)


                     (b) Amendment to Custodian Contract dated November 30,
                         1995. (7)


                  8  (a) Amended and Restated Shareholder Servicing Agent
                         Agreement between Registrant and MFS Service Center, Inc. as Shareholder Servicing Agent dated November 30, 1995. (7)


                     (b) Exchange Privilege Agreement between the MFS
                         Institutional Trust, on behalf of each of its series, and MFS Fund Distributors, Inc., dated July 26, 1995.
                         (7)

                     (c) Dividend Disbursing Agency Agreement between the
                         Registrant and State Street Bank and Trust Company, dated October 31, 1990. (5)


                     (d) Master Administrative Services Agreement, dated March
                         1, 1997, as amended and restated April 1, 1999. (10)

                  9  (a) Opinion and Consent of Counsel, dated October 23,
                         1998. (9)

                     (b) Legal Opinion Consent, dated August 23, 1999; filed
                         herewith.

                  10     Consent of Deloitte & Touche LLP; filed herewith.

                  11     Not Applicable.

                  12 Investment representation letter from initial shareholder of MFS Institutional Emerging Markets Fixed Income Fund. (1)

                  13     Not Applicable.

                  14     Not Applicable.

                  15     Not Applicable.

                         Power of Attorney dated August 12, 1994. (5) Power of Attorney dated February 19, 1998. (6)

---------------------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on May 18, 1995.
(2) Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on September 15, 1995.
(3) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
(4) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
(5) Incorporated by reference to Post-Effective Amendment No. 9 filed with the SEC via EDGAR on October 27, 1995.


(6) Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, filed with the SEC via EDGAR on August 14, 1998.


(7) Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on February 8, 1996.
(8) Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on April 26, 1996.


(9) Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, filed with the SEC via EDGAR on October 28, 1998.
(10) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed with the SEC via EDGAR on October 28, 1997.

Item 24.          Persons Controlled by or under Common Control with Registrant


                  Not applicable


Item 25.          Indemnification


                  Article V of the Registrant's Declaration of Trust provides that the Registrant will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liabilities to the Registrant or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Registrant. In the case of a settlement, such indemnification will not be provided unless it has been determined in accordance with the Declaration of Trust that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

                  The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.


Item 26. Business and Other Connections of Investment Adviser

                  MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below): Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has twelve series:
MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund, MFS Intermediate Income Fund and MFS Charter Income Fund), MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund), MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund), MFS Series Trust VII (which has two series: MFS Global Governments Fund and MFS Capital Opportunities Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS Global Growth Fund), MFS Series Trust IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Mid Cap Value Fund, MFS Large Cap Value Fund and MFS High Quality Bond Fund), MFS Series Trust X (which has eleven series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund, MFS Strategic Value Fund, MFS Small Cap Value Fund, MFS Emerging Markets Debt Fund, MFS Income Fund, MFS European Equity Fund, MFS High Yield Fund and MFS Concentrated Growth Fund), MFS Series Trust XI (which has four series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex U.S. All Cap Fund and Vertex Contrarian Fund), and MFS Municipal Series Trust (which has 18 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund, MFS Municipal Income Fund, MFS New York High Income Tax Free Fund and MFS Massachusetts High Income Tax Free Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust ("MFSIT") (which has ten series) and MFS Variable Insurance Trust ("MVI") (which has fifteen series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 26 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

                  Vertex Investment Management, Inc., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex U.S. All Cap Fund and Vertex Contrarian Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds known as the MFS Funds after January 1999 (which will have 11 portfolios as of January 1999):
U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, Charter Income Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund and European Corporate Bond Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund and the MFS Meridian Research International Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

                  MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

                  MFS Institutional Advisors (Australia) Ltd.
("MFSI-Australia"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

                  MFS Holdings Australia Pty Ltd. ("MFS Holdings Australia"), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

                  MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

                  MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

                  MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

                  MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

                  Massachusetts Investment Management Co., Ltd. ("MIMCO"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMCO, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

                  MFS Heritage Trust Company ("MFS Trust"), a New
Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

                  United Funds Management LTD. ("UFM"), an Australian Company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square 264-278, George St., Sydney, NSW2000, is an investment manager and distributor of Australian superannuation unit trusts.

                  MFS

                  The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John W. Ballen, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William W. Scott, Donald A. Stewart, John D. McNeil, C. James Prieur and William
W. Stinson. Mr. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President and Chief Investment Officer, Mr. Arnold Scott is a Senior Executive Vice President and Secretary, Mr. William Scott, Mr. Cashman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Dello Russo is also Chief Financial Officer and Chief Administrative Officer and Mr. Parke is also Chief Equity Officer), Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

                  MASSACHUSETTS INVESTORS TRUST
                  MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                  MFS GROWTH OPPORTUNITIES FUND
                  MFS GOVERNMENT SECURITIES FUND
                  MFS SERIES TRUST I
                  MFS SERIES TRUST V
                  MFS SERIES TRUST VI
                  MFS SERIES TRUST X
                  MFS GOVERNMENT LIMITED MATURITY FUND

                  Stephen E. Cavan is the Secretary, W. Thomas London, a Senior Vice President of MFS, is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

                  MFS Series Trust II

                  Leslie J. Nanberg, Senior Vice President and Chief Economist of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS Government Markets Income Trust
                  MFS Intermediate Income Trust

                  Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS Series Trust III

                  James T. Swanson, Robert J. Manning and Joan S. Batchelder, Senior Vice Presidents of MFS (Mr. Manning is also Director of Fixed Income Research and Chief of Fixed Income Strategy and Ms. Batchelder is also Chief Fixed Income Officer), and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS Series Trust IV
                  MFS Series Trust IX

                  Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS Series Trust VII

                  Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS Series Trust VIII

                  Jeffrey L. Shames, Leslie J. Nanberg and James T. Swanson and John D. Laupheimer, Jr., a Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS Municipal Series Trust

                  Robert A. Dennis is Vice President, Geoffrey L. Schechter, Vice President of MFS, is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS Variable Insurance Trust
                  MFS Series Trust XI
                  MFS Institutional Trust

                  Jeffrey L. Shames is the President and Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS Municipal Income Trust

                  Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS Multimarket Income Trust
                  MFS Charter Income Trust

                  Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS Special Value Trust

                  Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS/Sun Life Series Trust

                  John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  Money Market Variable Account
                  High Yield Variable Account
                  Capital Appreciation Variable Account
                  Government Securities Variable Account
                  Total Return Variable Account
                  World Governments Variable Account
                  Managed Sectors Variable Account

                  John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr. is the Assistant Secretary.

                  MIL Funds

                  Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS Meridian Funds

                  Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

                  Vertex

                  Jeffrey L. Shames and Arnold D. Scott are the Directors, Jeffrey L. Shames is the President, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John D. Laupheimer is a Senior Vice President, Brian
E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

                  MIL

                  Peter D. Laird is President and a Director, Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

                  MIL-UK

                  Peter D. Laird is President and a Director, Thomas J. Cashman, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

                  MFSI - Australia

                  Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

                  MFS Holdings - Australia

                  Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

                  MFD

                  Arnold D. Scott and Jeffrey L. Shames are Directors, William
W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

                  MFSC

                  Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFSI

                  Thomas J. Cashman, Jr. is Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Joseph J. Trainor is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

                  RSI

                  Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen
E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

                  MIMCO

                  Jeffrey L. Shames, Arnold D. Scott and Mamoru Ogata are Directors, Shaun Moran is the Representative Director, Joseph W. Dello Russo is the Statutory Auditor, Robert DiBella is the President and Thomas B. Hastings is the Assistant Statutory Auditor.

                  MFS Trust

                  The Directors of MFS Trust are Martin E. Beaulieu, Stephen E. Cavan, Janet A. Clifford, Joseph W. Dello Russo and Joseph A. Kosciuszek. Mr. Cavan is President, Mr. Dello Russo is Treasurer, and Robert T. Burns is Clerk of MFS Trust.

                  UFM

                  The Directors of UFM are Thomas J. Cashman, Jr. and Susan Gosling. Graham Lenzner is the Chairman and Thomas J. Murray is Chief Financial Officer, Treasurer and Secretary.

                  In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

                  Donald A. Stewart    Chairman, Sun Life Assurance Company of
                                       Canada, Sun Life Centre, 150 King Street
                                       West, Toronto, Ontario, Canada (Mr.
                                       McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

                  C. James Prieur      President and a Director, Sun Life
                                       Assurance Company of Canada, Sun Life
                                       Centre, 150 King Street West, Toronto,
                                       Ontario, Canada (Mr. Stewart is also an
                                       officer and/or Director of various
                                       subsidiaries and affiliates of Sun Life)

                  William W. Stinson   Director, Sun Life Assurance Company of
                                       Canada, Sun Life Centre, 150 King Street
                                       West, Toronto, Ontario, Canada; Chairman of the Executive Committee of United
                                       Dominion Industries Limited

Item 27.          Distributors

                  (a) Reference is hereby made to Item 26 above.

                  (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

                  (c) Not applicable.

Item 28.          Location of Accounts and Records

                  The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                              NAME                         ADDRESS

                  Massachusetts Financial Services    500 Boylston Street
                    Company (investment adviser)      Boston, MA  02116

                  MFS Fund Distributors, Inc.         500 Boylston Street
                    (principal underwriter)           Boston, MA  02116

                  State Street Bank and               State Street South
                    Trust Company (custodian)         5 - West
                                                      North Quincy, MA  02171

                  MFS Service Center, Inc.            2 Avenue de LaFayette
                    (transfer agent)                  Boston, MA  02111-1738

Item 29.          Management Services

                  Not applicable.

Item 30.          Undertakings

                  Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of August, 1999.

                                          MFS INSTITUTIONAL TRUST

                                          By:      JAMES R. BORDEWICK, JR.
                                                   -----------------------
                                          Name:    James R. Bordewick, Jr.
                                          Title:   Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on August 25, 1999.

         SIGNATURE                                        TITLE


JEFFREY L. SHAMES*                        Chairman, President (Principal
--------------------------                 Executive Officer) and Trustee
Jeffrey L. Shames


W. THOMAS LONDON*                         Treasurer (Principal Financial
--------------------------                 Officer and Principal Accounting
W. Thomas London                           Officer)



WILLIAM R. GUTOW*                         Trustee
--------------------------
William R. Gutow


NELSON J. DARLING, JR.*                   Trustee
--------------------------
Nelson J. Darling, Jr.

                                          *By:     JAMES R. BORDEWICK, JR.
                                                   -----------------------
                                          Name:    James R. Bordewick, Jr.
                                                   as Attorney-in-fact

                                          Executed by James R. Bordewick, Jr. on
                                          behalf of those indicated pursuant to
                                          (i) a Power of Attorney dated August
                                          12, 1994; filed with Post-Effective
                                          Amendment No. 9 on October 27, 1995;
                                          and (ii) a Power of Attorney dated
                                          February 19, 1998, incorporated by
                                          reference to the Registrant's
                                          Post-Effective Amendment No. 16 filed
                                          with the Securities and Exchange
                                          Commission via EDGAR on August 14,
                                          1998.

                                INDEX TO EXHIBITS

EXHIBIT NO.            DESCRIPTION OF EXHIBIT                      PAGE NO.

       1  (j) Amendment to the Declaration of Trust -
              Establishment and Designation of Series, dated
              July 31, 1998.

          (k) Amendment to Declaration of Trust -
              Redesignation of Series, dated October 30,
              1998.

       4 (h) Investment Advisory Agreement between Registrant, on behalf of MFS Institutional Core Equity Fund and
              Massachusetts Financial Services Company, as adviser, dated October 29, 1998.

          (i) Investment Advisory Agreement between Registrant, on behalf of MFS Institutional High Yield Fund and
              Massachusetts Financial Services Company, as adviser, dated October 29, 1998.

          (j) Investment Advisory Agreement between Registrant, on behalf of MFS Institutional Large Cap Growth Fund and Massachusetts Financial Services Company, as adviser, dated October 29, 1998.

       9  (b) Legal Opinion Consent, dated August 19, 1999.

      10      Consent of Deloitte & Touche LLP.